Quarterly Report December 31, 2011

Value Fund
Partners Value Fund
Partners III Opportunity Fund
Research Fund
Hickory Fund
Balanced Fund
Short-Intermediate Income Fund
Nebraska Tax-Free Income Fund
Government Money Market Fund

WEITZ FUNDS
FINDING VALUE SINCE 1983

WEITZ INVESTMENT PHILOSOPHY

Over the 25+ year history of Weitz Funds, we have seen many changes. Advancements in technology combined with economic, political and global events have continued to shape investors’ thoughts and actions.

Our mission has remained constant— we have an unwavering commitment to our shareholders and a focus on finding strong, well-managed companies priced significantly below their true business value.

We “eat our own cooking.”
We believe in putting our money where our mouth is. All of our employees and trustees have significant personal investments in our “family” of funds. This does not guarantee that the Funds will go up, but it does mean that we win or lose together and that shareholders definitely have our full attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock. We buy shares only when we believe they are selling at a large discount to the company’s underlying business value. Ideally, the business value rises over time, and the stock price follows. This often allows us to hold the stock for many years.

Knowing what you don’t know is important in all aspects of life, but it is crucial in investing.
We think our odds of investment success are much higher when we invest in securities of companies we understand and where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy. Instead, we expect to have a deeper knowledge and understanding of the industries and companies in which we do invest. Our experienced research team has a broad “circle of competence,” and we believe in staying within it.

We worry about permanent loss of capital—not price volatility.
Our Funds are designed for long-term shareholders. We believe concentrating our portfolios in the most attractive investment ideas, although it may cause short-term price volatility, is the best way to earn consistent returns over the long term.

We believe in being flexible and using common sense.
We are often contrarian and do not pay attention to benchmarks when making investment decisions. We also believe that cash is sometimes the most attractive investment.

Our goal is to earn good absolute investment returns over long periods of time without exposing our clients’ and our own capital to undue risk.

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TABLE OF CONTENTS

Performance Summary	4

Letter to Shareholders	5

Portfolio Manager Additions	8

Value Fund	9

Partners Value Fund	14

Partners III Opportunity Fund	18

Research Fund	23

Hickory Fund	27

Balanced Fund	32

Short-Intermediate Income Fund	36

Nebraska Tax-Free Income Fund	42

Government Money Market Fund	47

Index Descriptions	49

Annual Shareholder Information Meeting
Please plan to join us at the Scott Conference Center in Omaha at 4:30 p.m. on May 17th. The center is located at 6450 Pine Street on the Aksarben campus. There will be no formal business to conduct, so we can devote the entire meeting to answering your questions. Maps and driving directions are available from our client service representatives. We look forward to seeing you there.

The management of Weitz Funds has chosen paper for the 48 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

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PERFORMANCE SUMMARY
DECEMBER 31, 2011

		Total Returns			Average Annual Total Returns
	Inception										Since
Fund Name	Date	3 Mos.	YTD	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Inception
Value	5/09/86	11.5%	6.1%	6.1%	17.6%	-2.9%	2.4%	8.2%	9.9%	10.2%	10.1%
Russell 1000		11.8	1.5	1.5	14.8	0.0	3.3	5.7	N/A	N/A	N/A
Russell 1000 Value		13.1	0.4	0.4	11.6	-2.6	3.9	6.3	N/A	N/A	N/A
Partners Value(a)	6/01/83	11.9	2.2	2.2	19.6	-0.6	3.3	9.1	10.8	11.0	12.2
Partners III Opportunity(a)	6/01/83
Institutional Class		11.7	5.6	5.6	25.9	2.6	7.1	10.9	12.9	12.4	13.1
Investor Class(b)		11.6	5.4	5.4	25.8	2.6	7.1	10.9	12.9	12.4	13.1
Research(a)(c)	4/01/05	11.7	4.2	4.2	23.5	2.5	—	—	—	—	5.5
Russell 3000		12.1	1.0	1.0	14.9	0.0	3.5	5.7	N/A	N/A	N/A
Russell 3000 Value		13.3	-0.1	-0.1	11.6	-2.6	4.1	6.4	N/A	N/A	N/A
Hickory	4/01/93	12.6	1.5	1.5	24.3	-0.5	4.4	7.7	—	—	9.8
Russell 2500		14.5	-2.5	-2.5	18.4	1.2	6.6	7.8	—	—	N/A
Russell 2500 Value		15.5	-3.4	-3.4	15.5	-0.6	7.2	8.7	—	—	N/A
S&P 500		11.8	2.1	2.1	14.1	-0.2	2.9	5.4	7.8	9.3	—
Balanced	10/01/03	8.5	2.3	2.3	15.1	1.1	—	—	—	—	4.4
Blended Index		7.4	3.6	3.6	10.7	2.2	—	—	—	—	4.8
Short-Intermediate Income	12/23/88
Institutional Class		0.5	2.1	2.1	5.8	5.2	4.5	5.2	5.5	—	6.0
Investor Class(b)		0.5	2.0	2.0	5.8	5.2	4.4	5.2	5.5	—	6.0
Barclays Intermediate Credit		0.8	5.8	5.8	5.6	5.9	5.2	5.8	6.0	—	6.8
NebraskaTax-Free Income(a)	10/01/85	1.4	5.9	5.9	5.1	4.0	4.1	4.4	4.8	5.1	5.4
Barclays 5-Year Muni. Bond		1.5	6.9	6.9	5.9	5.7	4.9	5.0	5.3	—	—

These performance numbers reflect the deduction of each Fund’s annual operating expenses. Annual operating expenses for each Fund, as stated in the most recent Prospectus, and expressed as a percentage of each Fund’s net assets, are: Value, 1.21%; Partners Value, 1.21%; Partners III Opportunity -Institutional Class, 1.53%; Partners III Opportunity - Investor Class, 1.74% (estimated gross); Research, 1.81% (estimated gross); Hickory, 1.28%; Balanced, 1.15%; Short-Intermediate Income - Institutional Class, 0.65%; Short-Intermediate Income - Investor Class, 0.84% (estimated gross); and Nebraska Tax-Free Income, 0.74%. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Index performance is hypothetical and is shown for illustrative purposes only. See page 49 for a description of all indices.

(a)
Performance of the Partners Value and Partners III Opportunity Funds is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (“Partners II”) and Weitz Partners III Limited Partnership (“Partners III”), respectively. Performance of the Research Fund is measured from April 1, 2005, the inception of Weitz Research Fund, L.P. (“Research L.P.”). Performance of the Nebraska Tax-Free Income Fund is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (“Income Partners”). On the last business day of December 1993, 2005, 2006 and 2010, the Partners Value, Partners III Opportunity, Nebraska Tax-Free Income and Research Funds (the “Funds”) succeeded to substantially all of the assets of Partners II, Partners III, Income Partners and Research L.P. (the “Partnerships”), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the respective Partnerships and the Partnerships were managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Funds became investment companies registered with the Securities and Exchange Commission. During these periods, none of the Partnerships were registered under the Investment Company Act of 1940 and therefore were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If any of the Partnerships had been registered under the 1940 Act during these periods, the respective Partnerships’ performance might have been adversely affected.

(b)
Investor Class shares first became available for sale on August 1, 2011. For performance prior to that date, this table includes the actual performance of the Fund’s Institutional Class (and uses the actual expenses of the Fund’s Institutional Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Investor Class would have been substantially similar to, yet lower than, the performance of the Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

(c)
Starting January 1, 2011, these performance numbers reflect the deduction of the Research Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Research Fund, as stated in the Research Fund’s Prospectus, are 1.81% (estimated gross) and 0.91% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2012.

N/A	Indicates information is not available.

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LETTERTO SHAREHOLDERS
JANUARY 2, 2012

Dear Fellow Shareholder:

The stock market was volatile in 2011 (to put it mildly) but ended the year roughly where it began. During the first seven months, the S&P 500 traded in positive territory, making three round trips in a range of 0% to +8%. Between August and December, it moved even more erratically in a range of 0% to -13%.

Our stock funds performed well, earning modest positive absolute returns and posting good relative returns. Generally speaking, larger “blue chip” companies did better than smaller companies and the Value Fund (large capitalization stocks) showed the strongest returns (+6.1%) while the Hickory Fund (small/mid caps) trailed its siblings (+1.5%). By comparison, the large cap S&P 500 was up +2.1% and the small/mid cap Russell 2500 declined by -2.5%. In this low return environment for both stocks and bonds, the Balanced Fund earned a return (+2.3%) that was similar to that of the equity funds.

Our bond funds earned positive returns with considerably less drama than the stock funds. The Short-Intermediate Income Fund (Institutional Class) earned a total return of +2.1% and the Nebraska Tax-Free Fund earned +5.9%. The Government Money Market Fund provided safety and liquidity, but its return was microscopic.

Although the Funds more or less “marked time” this year, we consider 2011 results very acceptable. Our companies did well and grew their “business values,” so even though their prices, in the aggregate, did not rise much, we believe that our stock portfolios have more upside potential than they did a year ago.

The table on the preceding page shows investment results (after expenses) for all of our Funds over various measuring periods along with each Fund’s benchmark index.

Stock Market Commentary
The heart of our investment approach is to recognize, and take advantage of, the difference between a company’s business value (or intrinsic value) and its stock price. Business value is a function of the amount of cash a company will generate for its owners over the next 10-20 years. A stock’s price is a function of investor attitudes, emotions, expectations and competing alternatives for investor capital. Stock prices are generally much more volatile than the underlying business values. This gap between price and value gives the patient investor the opportunity to buy at bargain prices and sell at high prices.

There are serious financial issues facing investors. The European debt crisis, a slowdown in the Chinese economy, and a feeble U.S. economy leave investors anxious and gloomy. However, our take is that while these and other factors may keep a lid on economic growth for another year or two (or longer), our companies’ stock prices are cheap enough relative to their business values that we feel good about being 75-85% invested. Given the muted near-term outlook, we are happy to hold 15-25% cash reserves to take advantage of the inevitable temporary market dips, but we have very little faith in our (or anyone else’s) ability to time the market.

Portfolio Review
Our quarterly letters usually include discussions of a few of our favorite stock holdings. This time, we thought it might be interesting to step back and take a broader look at our equity funds’ stock portfolios. Each portfolio is different, but we can make some generalizations about these stock holdings as a group.

Consumer Discretionary and Staples (27%)
Over half of our consumer stocks are either staples (Anheuser-Busch, Diageo, Prestige Brands, Energizer), retailers of staples (Wal-Mart, Target, CVS), or basic services like cable TV (Comcast, Knology, Liberty Global). The others include advertising (Omnicom, National CineMedia), cable programming (Disney), live entertainment (Live Nation/Ticketmaster), travel (Interval Leisure, Disney), specialty retailers (Cabela’s, Coinstar), radio (Cumulus Media), and education (Grand Canyon). All businesses are cyclical to some extent, but this is a group whose businesses are relatively stable and predictable.

Energy, Materials and Industrial (17%)
There is no denying that the companies in these three categories are economically sensitive. On the other hand, neither oil and gas (Conoco, SandRidge, Apache, Southwestern Energy), nor cement, rocks and gravel (Martin Marietta, Eagle, Texas Industries) are perishable. Even if demand for these commodities is soft for a while, the long-term economics of the companies we own in these industries are favorable. Our industrial companies include garbage collection (Republic Services), which is sensitive to construction activity, but also includes home security (Tyco, Ascent Capital) which is a subscription business that might even have counter-cyclical aspects.

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Financials (14%)
Financial company stocks, especially those with real or perceived exposure to the European sovereign debt crisis, have been among the weakest during 2011. Roughly 14% of our investments are categorized as “financial,” but we believe we have little or no direct exposure to the unfolding financial nightmare in Europe.

Of our “financials,” insurance brokers (Aon, Willis, Brown & Brown) account for about 4% of assets. These companies earn commissions that are affected by insurance premium levels and are thus helped by insurance company losses on natural disasters and poor investments (counterintuitive, but true). Another 4% are insurance companies (Berkshire Hathaway, CNA) whose investments and operating income are highly diversified. We own one bank (Wells Fargo) and one other “spread lender” (Redwood Trust) that together account for approximately 6% of assets. Wells is a highly disciplined, primarily domestic lender and has few of the potential headaches of the money center banks. Redwood invests in domestic mortgages and mortgage-backed securities. It is exposed to mortgage credit risk (the last crisis) but not Europe.

Information Technology (15%)
Hardware and component makers (Dell, Hewlett-Packard, Texas Instruments) are affected by global capital spending, and Europe is an important market. On the other hand, software and services companies (Microsoft, Google, Accenture) are less cyclical than the equipment makers. Each enjoys strongly growing markets for major parts of their businesses and should be able to continue to grow even if our economy lapses back into a mild recession.

Healthcare (6%)
Our primary healthcare exposure is in clinical lab testing (Laboratory Corp. of America), distribution of drugs to nursing homes (Omnicare), and branded, generic and over-the-counter drugs (Valeant). Each has diversified products and clientele and they are not particularly cyclical businesses. Regulation and reimbursement issues are always in play for healthcare companies, but we do not believe these are exposed to sudden, major surprises.

Outlook
This diverse group of companies share several common characteristics. As a group, they have strong balance sheets, they generate more cash than is required in their businesses, and their managements treat shareholders as partners. They generally have pricing power and produce growing streams of free cash flow, even in a soft economy. We trust them to allocate their excess capital well—expanding their productive capacity, making acquisitions or returning cash to shareholders through dividends and share repurchase. They are innovative, have room to grow their business values, and there is reason to believe their stocks can show at least modest growth even without help from the general market. In today’s environment, they are playing offense when they can, and defense when they need to.

We believe that while this market is challenging, the “coiled spring” of growing business values will eventually lead to price appreciation. We want to be in position to participate when the time comes.

Growth in the Investment Team
During 2011, we made additions to our investment team and some of its members have taken on new responsibilities. Nathan Ritz joined us as a research associate, replacing Jordan Larsen whose family moved to Utah where his wife started her pediatric residency. Nathan has made an immediate positive impact working with the analysts to build earnings models and gather information on our companies. Nolan Anderson is an experienced fixed income analyst who came to us from Wells Fargo in San Francisco. He is working with Tom Carney, doing credit research to support Tom’s management of our bond funds.

Two of our analysts, who are already portfolio managers of our Research Fund, have taken on additional portfolio management roles. Dave Perkins joined Brad and Wally in managing the Value Fund and Drew Weitz became co-manager with Wally of the Hickory Fund. The level of collaboration among analysts and portfolio managers was already high in our firm, but we think it is important that our younger colleagues continue to take on more responsibility, preparing for the time a decade from now that a founder might want to think about slowing down. (Actually, with Warren Buffett and Marty Whitman as models, we might want to make that two decades.)

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Thanks once more for the confidence you have shown by investing with us. Here’s to a profitable 2012!

Sincerely,

Wallace R. Weitz wally@weitzfunds.com	Bradley P. Hinton brad@weitzfunds.com

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PORTFOLIO MANAGER ADDITIONS

David Perkins and Andrew Weitz Expand
Current Duties as Co-Portfolio Managers

We often talk about the art and science of investing. While there certainly are many quantitative factors that go into identifying good investment opportunities, we believe it takes a combination of art, science and temperament to be a successful money manager. Dave Perkins and Drew Weitz have demonstrated these characteristics since joining us as analysts in 2004 and 2008, respectively, and during their tenure as co-managers of our Research Fund.

We are pleased to announce that as of December 30, 2011, Dave has been appointed co-portfolio manager of the Value Fund, and Drew has been appointed co-portfolio manager of the Hickory Fund. In these roles, Dave will join Brad Hinton and Wally Weitz in the day-to-day management of the Value Fund, and Drew will join Wally Weitz in the day-to-day management of the Hickory Fund.

Dave’s influence on the Value Fund has been gradually increasing over the past few years, having identified and recommended a number of companies that are currently held by the Fund. Dave joined our Firm as a research analyst in 2004. He has been co-portfolio manager of the Research Fund, and was a co-manager of its predecessor partnership since its inception in April 2005. Prior to joining Weitz, Dave spent three years as an equity analyst with McCarthy Group Asset Management. Dave graduated from Taylor University in Upland, Indiana with a BS in Business Systems and has been a CFA charterholder since 2009.

Drew has been engrained with our application of value investing all his life. His experience with and passion for investing in smaller companies is extremely beneficial for the Hickory Fund. Drew officially joined our Firm in 2008 as a research analyst. He has been co-portfolio manager of the Research Fund since January 2010. Prior to joining Weitz, Drew spent 2002-2004 expanding the computational research efforts in Carleton College’s Department of Physics and Astronomy. From 2004-2008 he was a research associate and research analyst with Ariel Investments, a Chicago-based investment firm. Drew holds a BA in Computer Science from Carleton College in Northfield, MN.

As with all investment professionals at Weitz, Dave and Drew will continue their research responsibilities on individual securities and selected industries. The level of collaboration among analysts and portfolio managers has always been high, but we think it is important that our younger colleagues continue to take on more responsibility.

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VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz, Bradley P. Hinton &
David A. Perkins

The Value Fund gained 11.5% during the fourth calendar quarter, compared to increases of 11.8% for both the S&P 500 and Russell 1000. For the calendar year, the Fund returned +6.1% versus gains of 2.1% for the S&P 500 and 1.5% for the Russell 1000. Equity markets responded positively to improving domestic job creation and faint signs of life in the U.S. housing market during the fourth quarter, temporarily easing fears of a double-dip recession. Valeant Pharmaceuticals (+26%) and Google (+26%) were notable contributors to performance during the quarter, though a “rising tide” lifted most of our stocks. Strong organic growth, the closing of three strategic acquisitions, and a successful $2B debt capital raise buoyed Valeant’s shares. At Google, accelerating revenue growth provided some early evidence that its significant investments are beginning to gain traction. Both companies appear well-positioned to compound business value at levels exceeding our discount rate going forward and are top ten positions in the Fund.

Portfolio activity returned to more normal levels during the fourth quarter after an unusually busy August and September. We were net sellers during the final months of the calendar year as discounts to value narrowed for several of our portfolio companies. Rebounding oil prices, improved investor sentiment and an approaching split of the company pushed ConocoPhillips’ shares near our estimate of intrinsic value. While we remain pleased with management’s much-improved capital allocation and are generally constructive on the outlook for oil prices, our valuation discipline led us to lighten Conoco’s weighting from 4.0% at the end of September to roughly 1.5% of assets at year end. Should shares continue to drift upward without an accompanying increase in value, we are likely to sell the remainder of our position. We also closed the Fund’s small remaining position in Redwood Trust to focus on larger company opportunities.

We recycled a portion of the above proceeds into the only new portfolio addition this quarter – Apache Corp. We have owned a relatively small position in Apache in the Balanced Fund for some time and are admirers of the company’s culture and consistent, value-conscious approach to oil and gas development. Apache owns a valuable position in Egypt, which has been a source of concern for investors amidst the Arab Spring and ongoing political turmoil in Cairo. The company’s stock came under pressure during the fourth quarter as civilian-led street protests and clashes with the ruling military regime resumed. While continued unrest presents a risk to both current production and the present value of future activity inside the country, our valuation work suggests Apache is worth well in excess of the $90 we paid for the Fund’s initial stake, even assigning little-to-no value for Egypt. Recent insider purchases near our entry point have also been encouraging.

With residual cash just shy of 22% at quarter end, we remain on the prowl for good businesses trading at unjustified discounts, particularly those with less direct exposure to swings in the global economy. We are pleased to have at least a quarter of the Fund invested in companies that have the opportunity to compound value at attractive rates regardless of the broader environment. While we are neither market prognosticators nor thematic investors, the range of potential outcomes for economic activity appears wider than normal due in part to the state of sovereign balance sheets in the developed world. This backdrop has muted our appetite for balance sheet leverage and kept us keenly focused on price. As always, we will continue to construct the portfolio one security at a time, “worrying top-down” and “investing bottom-up” as Seth Klarman has aptly described the value investor’s role.

The Value Fund tilts toward our best larger company ideas. At quarter end, 92% of the Fund’s equity holdings were invested in companies with market capitalizations exceeding $10 billion. The Fund remains relatively concentrated with its top twenty holdings representing 66% of Fund assets. The weighted average price-to-value (a measure of the collective discount) of the Fund’s equities was in the mid-70% range at quarter end.

New and Eliminated Securities for Quarter Ended December 31, 2011
New Purchases ($mil)		Eliminations ($mil)

Apache	$9.0	Vulcan Materials	$8.0
		Redwood Trust	1.9

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VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns	Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Value	11.5%	6.1%	17.6%	-2.9%	2.4%	8.2%	9.9%	10.2%
S&P 500	11.8	2.1	14.1	-0.2	2.9	5.4	7.8	9.3
Russell 1000	11.8	1.5	14.8	0.0	3.3	5.7	N/A	N/A
Russell 1000 Value	13.1	0.4	11.6	-2.6	3.9	6.3	N/A	N/A

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31 2001 through December 31, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Value (1)	S&P 500 (2)	Relative Results (1)-(2)
1986 (5/9/86)	3.5%	4.1%	-0.6%
1987	-0.5	5.1	-5.6
1988	16.4	16.6	-0.2
1989	22.1	31.7	-9.6
1990	-5.2	-3.1	-2.1
1991	27.6	30.5	-2.9
1992	13.6	7.6	6.0
1993	20.0	10.1	9.9
1994	-9.8	1.3	-11.1
1995	38.4	37.6	0.8
1996	18.7	23.0	-4.3
1997	38.9	33.4	5.5
1998	28.9	28.6	0.3
1999	21.0	21.0	0.0
2000	19.6	-9.1	28.7
2001	0.2	-11.9	12.1
2002	-17.1	-22.1	5.0
2003	28.7	28.7	0.0
2004	15.7	10.9	4.8
2005	-2.8	4.9	-7.7
2006	21.8	15.8	6.0
2007	-10.3	5.5	-15.8
2008	-40.7	-37.0	-3.7
2009	27.6	26.5	1.1
2010	19.9	15.1	4.8
2011	6.1	2.1	4.0
Since Inception:
Cumulative
Return	1,072.3	854.7	217.6
Avg. Annual
Return	10.1	9.2	0.9

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.21% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures. See page 49 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Google	4.4%
Wells Fargo	4.2
Microsoft	4.2
Berkshire Hathaway	4.1
Aon	4.1
Dell	3.6
Tyco International	3.5
United Parcel Service	3.5
Texas Instruments	3.5
Valeant Pharmaceuticals International	3.4
% of Net Assets	38.5%

Industry Sectors
Information Technology	19.3%
Consumer Discretionary	16.3
Financials	12.4
Consumer Staples	9.1
Industrials	9.0
Materials	4.9
Energy	4.0
Health Care	3.4
Short-Term Securities/Other	21.6
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Google	25.6%	4.5%	1.04%
Valeant Pharmaceuticals International	25.8	3.1	0.78
United Parcel Service	16.8	3.6	0.62
Martin Marietta Materials	19.9	3.0	0.61
Wells Fargo	14.8	4.1	0.61

Source: FactSet Portfolio Analytics

	Bottom Performers for Quarter Ended December 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Southwestern Energy	(4.2)%	1.9%	(0.01)%

Source: FactSet Portfolio Analytics

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VALUE FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2011 • (UNAUDITED)

COMMON STOCKS — 78.4%	Shares	Value
Information Technology — 19.3%
Computers & Peripherals — 6.3%
Dell, Inc.*	2,350,000	$34,380,500
Hewlett-Packard Co.	1,000,000	25,760,000
		60,140,500
Internet Software & Services — 4.4%
Google, Inc. - CL A*	65,000	41,983,500
Software — 4.2%
Microsoft Corp.	1,525,000	39,589,000
Semiconductors — 3.5%
Texas Instruments, Inc.	1,125,000	32,748,750
IT Services — 0.9%
Accenture plc - CL A	165,000	8,782,950
		183,244,700
Consumer Discretionary — 16.3%
Cable & Satellite — 6.2%
Liberty Global, Inc. - Series C*	775,000	30,628,000
Comcast Corp. - CL A Special	1,200,000	28,272,000
		58,900,000
Internet & Catalog Retail — 3.1%
Liberty Interactive Corp. - Series A*	1,800,000	29,187,000
Advertising — 2.7%
Omnicom Group, Inc.	575,000	25,633,500
Multiline Retail — 2.7%
Target Corp.	500,000	25,610,000
Movies and Entertainment — 1.6%
The Walt Disney Co.	400,000	15,000,000
		154,330,500
Financials — 12.4%
Commercial Banks — 4.2%
Wells Fargo & Co.	1,440,000	39,686,400
Property & Casualty Insurance — 4.1%
Berkshire Hathaway, Inc. - CL B*	515,000	39,294,500
Insurance Brokers — 4.1%
Aon Corp.	825,000	38,610,000
		117,590,900
Consumer Staples — 9.1%
Food & Staples Retailing — 4.9%
CVS Caremark Corp.	625,000	25,487,500
Wal-Mart Stores, Inc.	360,000	21,513,600
		47,001,100
Beverages — 4.2%
Anheuser-Busch InBev SA/NV -
Sponsored ADR	400,000	24,396,000
Diageo plc - Sponsored ADR	175,000	15,298,500
		39,694,500
		86,695,600

	Principal
	amount
	or shares	Value
Industrials — 9.0%
Industrial Conglomerates — 3.5%
Tyco International Ltd.	710,000	$33,164,100
Air Freight & Logistics — 3.5%
United Parcel Service, Inc. - CL B	450,000	32,935,500
Aerospace & Defense — 2.0%
Lockheed Martin Corp.	240,000	19,416,000
		85,515,600
Materials — 4.9%
Construction Materials — 2.8%
Martin Marietta Materials, Inc.	360,000	27,147,600
Industrial Gases — 1.4%
Praxair, Inc.	125,000	13,362,500
Fertilizers & Agricultural Chemicals — 0.7%
The Mosaic Co.	125,000	6,303,750
		46,813,850
Energy — 4.0%
Oil & Gas Exploration & Production — 2.5%
Southwestern Energy Co.*	450,000	14,373,000
Apache Corp.(c)	100,000	9,058,000
		23,431,000
Integrated Oil & Gas — 1.5%
ConocoPhillips	200,000	14,574,000
		38,005,000
Health Care — 3.4%
Pharmaceuticals — 3.4%
Valeant Pharmaceuticals International, Inc.*	685,000	31,982,650
Other — 0.0%
Adelphia Recovery Trust,
Series ACC-7* #	3,535,000	–
Total Common Stocks
(Cost $622,799,117)		744,178,800
SHORT-TERM SECURITIES — 22.2%
Wells Fargo Advantage Government Money Market Fund Institutional Class 0.01%(a)	35,533,068	35,533,068
U.S. Treasury Bills, 0.01% to 0.03%, 4/19/12 to 5/24/12(b)	$175,000,000	174,983,180
Total Short-Term Securities
(Cost $210,522,417)		210,516,248
Total Investments in Securities
(Cost $833,321,534)		954,695,048
Due From Broker(c) — 0.1%		605,156
Options Written — (0.0%)		(89,700)
Other Liabilities in Excess of Other Assets — (0.7%)		(6,242,146)
Net Assets — 100.0%		$948,968,358
Net Asset Value Per Share		$30.12

12 Weitz Funds

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Apache Corp.	Jan. 2012 / $90	20,000	$(67,000)
Put Options
Apache Corp.	Jan. 2012 / $85	20,000	(22,700)
Total Options Written
(premiums received $230,583)			$(89,700)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Fully or partially pledged on outstanding written options.

weitzfunds.com 13

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Partners Value Fund returned +11.9% in the fourth calendar quarter, compared to a +11.8% return for the S&P 500 and a +12.1% return for the Russell 3000. The fourth quarter rally brought the Fund’s returns for the full year back into modest positive territory. For the calendar year, the Fund gained 2.2% compared to a 2.1% increase for the S&P 500 and a 1.0% increase for the Russell 3000.

Smaller company stocks posted many of the strongest gains in the quarter. SandRidge Energy (+47%) recouped much of its third quarter decline as the stock remained much more volatile than the underlying business. The company sold a joint venture interest in its Mississippian oil play to Repsol YPF and separately launched another $500 million royalty trust offering. Both moves should help SandRidge fund its ambitious drilling program while improving the company’s financial flexibility. Housing-related stocks Eagle Materials (+55%) and Mohawk Industries (+39%) bounced back from depressed levels as investor sentiment improved in response to a few mildly encouraging data points. Omnicare (+36%) delivered strong quarterly results along with a positive outlook for the coming year.

Redwood Trust (-7%) was the most notable detractor during the quarter. Redwood’s stock trades well below book value, which is at odds with management’s upbeat view that “now is the right time to invest in credit on high quality residential and commercial loans.” Redwood remains a high-conviction core holding, and we look forward to hearing more about the company’s progress in deploying capital in the coming year.

On balance we were net sellers into the year-end rally. We sold insurance brokers Willis Group and Brown & Brown, education companies Washington Post and Strayer Education, and materials businesses Compass Minerals and Vulcan Materials. Several of these were smaller positions, and we eliminated them to focus on higher-conviction ideas in these industries. We also trimmed a few large holdings to manage position sizes (Microsoft, Dell, Berkshire Hathaway). Conversely, we bought more shares of companies such as Wells Fargo, Valeant Pharmaceuticals and Iconix Brand Group at attractive prices.

We added three stocks, none of them new to the Weitz Funds. FLIR Systems designs, manufactures and sells infrared cameras, night vision and thermal imaging systems into both government and commercial markets. The company is a market leader due to its proprietary technology, low cost production, extensive distribution and proven capital allocation. Coinstar provides kiosk-based services in partnership with retailers, primarily via Redbox (DVD rental) and Coinstar (coin-counting) machines. Jon Baker ably laid out our investment thesis in last quarter’s Analyst Corner feature. Finally, Apache Corporation is a globally diversified oil and gas company. Apache has a terrific culture and approaches its portfolio of assets and opportunities as a value investor would. We trimmed our ConocoPhillips position to add Apache shares at a significantly larger discount to our estimated business value.

Partners Value is a flexible, multi-cap fund that invests in companies of all sizes. The portfolio tilted to larger companies over the course of the year. Roughly half of the Fund’s equity holdings are in large-cap companies (market capitalization of $10B or more), with the other half split between medium-sized and smaller businesses. The Fund’s residual cash position rose from 11% a quarter ago to 16% at year end.

New and Eliminated Securities for Quarter Ended December 31, 2011
New Purchases ($mil)		Eliminations ($mil)
FLIR Systems	$7.7	Willis Group Holdings	$11.1
Coinstar	6.3	Brown & Brown	6.1
Apache	3.6	Washington Post	5.2
		Compass Minerals International	2.7
		Strayer Education	1.6
		Vulcan Materials	0.8

14 Weitz Funds

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners Value	11.9%	2.2%	19.6%	-0.6%	3.3%	9.1%	10.8%	11.0%
S&P 500	11.8	2.1	14.1	-0.2	2.9	5.4	7.8	9.3
Russell 3000	12.1	1.0	14.9	0.0	3.5	5.7	N/A	N/A
Russell 3000 Value	13.3	-0.1	11.6	-2.6	4.1	6.4	N/A	N/A

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 2001 through December 31, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners		Relative
	Value	S&P 500	Results
Year	(1)	(2)	(1)-(2)
1983 (6/1/83)	9.9%	4.2%	5.7%
1984	14.5	6.1	8.4
1985	40.7	31.6	9.1
1986	11.1	18.6	-7.5
1987	4.3	5.1	-0.8
1988	14.9	16.6	-1.7
1989	20.3	31.7	-11.4
1990	-6.3	-3.1	-3.2
1991	28.1	30.5	-2.4
1992	15.1	7.6	7.5
1993	23.0	10.1	12.9
1994	-9.0	1.3	-10.3
1995	38.7	37.6	1.1
1996	19.1	23.0	-3.9
1997	40.6	33.4	7.2
1998	29.1	28.6	0.5
1999	22.1	21.0	1.1
2000	21.1	-9.1	30.2
2001	-0.9	-11.9	11.0
2002	-17.0	-22.1	5.1
2003	25.4	28.7	-3.3
2004	15.0	10.9	4.1
2005	-2.4	4.9	-7.3
2006	22.5	15.8	6.7
2007	-8.5	5.5	-14.0
2008	-38.1	-37.0	-1.1
2009	31.3	26.5	4.8
2010	27.5	15.1	12.4
2011	2.2	2.1	0.1
Since Inception:
Cumulative
Return	2,570.7	1,485.5	1,085.2
Avg. Annual
Return	12.2	10.1	2.1

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.21% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures. See page 49 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com 15

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Wells Fargo	4.2%
Liberty Interactive	4.2
Aon	4.0
Berkshire Hathaway	3.8
Microsoft	3.8
SandRidge Energy	3.6
Google	3.5
Texas Instruments	3.4
Liberty Global	3.4
Tyco International	3.3
% of Net Assets	37.2%

Industry Sectors
Consumer Discretionary	25.9%
Information Technology	16.4
Financials	15.1
Health Care	8.5
Energy	6.4
Materials	6.1
Industrials	3.3
Consumer Staples	1.9
Short-Term Securities/Other	16.4
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
SandRidge Energy	46.8%	3.2%	1.25%
Omnicare	35.6	3.2	1.06
Eagle Materials	54.8	2.4	1.06
Google	25.6	3.4	0.77
Mohawk Industries	39.5	2.0	0.72

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Redwood Trust	(6.7)%	3.3%	(0.24)%
Texas Industries	(3.0)	1.2	(0.03)
Southwestern Energy	(4.2)	1.3	(0.03)
Grand Canyon Education	(1.2)	2.3	(0.02)
FLIR Systems	0.3	0.6	(0.02)

Source: FactSet Portfolio Analytics

16 Weitz Funds

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2011 • (UNAUDITED)

COMMON STOCKS — 83.6%	Shares	Value
Consumer Discretionary — 25.9%
Cable & Satellite — 5.8%
Liberty Global, Inc. - Series C*	550,000	$21,736,000
Comcast Corp. - CL A Special	650,000	15,314,000
		37,050,000
Internet & Catalog Retail — 4.2%
Liberty Interactive Corp. - Series A*	1,650,000	26,754,750
Multiline Retail — 2.8%
Target Corp.	350,000	17,927,000
Broadcasting — 2.5%
Liberty Media Corp. -
Liberty Capital - Series A*	205,000	16,000,250
Movies & Entertainment — 2.2%
Live Nation Entertainment, Inc.*	1,750,000	14,542,500
Education Services — 2.2%
Grand Canyon Education, Inc.*	900,000	14,364,000
Hotels, Restaurants & Leisure — 2.2%
Interval Leisure Group, Inc.*	1,050,000	14,290,500
Household Durables — 1.8%
Mohawk Industries, Inc.*	200,000	11,970,000
Textiles, Apparel & Luxury Goods — 1.1%
Iconix Brand Group, Inc.*	425,000	6,923,250
Specialized Consumer Services — 1.1%
Coinstar, Inc.*	150,000	6,846,000
		166,668,250
Information Technology — 16.4%
Internet Software & Services — 4.7%
Google, Inc. - CL A*	34,800	22,477,320
XO Group, Inc.*	900,000	7,506,000
		29,983,320
Software — 3.8%
Microsoft Corp.	950,000	24,662,000
Semiconductors — 3.4%
Texas Instruments, Inc.	760,000	22,123,600
Computers & Peripherals — 3.3%
Dell, Inc.*	1,430,000	20,920,900
Electronic Equipment & Instruments — 1.2%
FLIR Systems, Inc.	300,000	7,521,000
		105,210,820
Financials — 15.1%
Commercial Banks — 4.2%
Wells Fargo & Co.	975,000	26,871,000
Insurance Brokers — 4.0%
Aon Corp.	550,000	25,740,000
Property & Casualty Insurance — 3.8%
Berkshire Hathaway, Inc. - CL B*	325,000	24,797,500
Mortgage REIT’s — 3.1%
Redwood Trust, Inc.	1,950,000	19,851,000
		97,259,500
Health Care — 8.5%
Health Care Services — 6.3%
Omnicare, Inc.	600,000	20,670,000
Laboratory Corp. of America Holdings*	230,000	19,773,100
		40,443,100
Pharmaceuticals — 2.2%
Valeant Pharmaceuticals International, Inc.*	300,000	14,007,000
		54,450,100

	Principal amount or shares	Value
Energy — 6.4%
Oil & Gas Exploration & Production — 5.3%
SandRidge Energy, Inc.*	2,800,000	$22,848,000
Southwestern Energy Co.*	225,000	7,186,500
Apache Corp.	40,000	3,623,200
		33,657,700
Integrated Oil & Gas — 1.1%
ConocoPhillips	100,000	7,287,000
		40,944,700
Materials — 6.1%
Construction Materials — 6.1%
Eagle Materials, Inc.	645,000	16,550,700
Martin Marietta Materials, Inc.	200,000	15,082,000
Texas Industries, Inc.	250,000	7,695,000
		39,327,700
Industrials — 3.3%
Industrial Conglomerates — 3.3%
Tyco International Ltd.	450,000	21,019,500
Consumer Staples — 1.9%
Food & Staples Retailing — 1.9%
CVS Caremark Corp.	300,000	12,234,000
Other — 0.0%
Adelphia Recovery Trust,
Series ACC-7* #	2,310,000	—
Total Common Stocks
(Cost $477,099,836)		537,114,570

SHORT-TERM SECURITIES — 16.8%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	22,712,113	22,712,113
U.S. Treasury Bills, 0.01% to 0.03%,
5/03/12 to 5/24/12(b)	$85,000,000	84,991,280
Total Short-Term Securities
(Cost $107,706,541)		107,703,393
Total Investments in Securities
(Cost $584,806,377)		644,817,963
Other Liabilities in Excess of Other Assets — (0.4%)		(2,585,813)
Net Assets — 100.0%		$642,232,150
Net Asset Value Per Share		$21.04

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.

weitzfunds.com 17

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Partners III Opportunity Fund-Institutional Class returned +11.7% in the fourth calendar quarter, compared to a +11.8% return for the S&P 500 and a +12.1% return for the Russell 3000. The fourth quarter rally brought the Fund’s returns for the full year solidly back into positive territory. For the calendar year, the Fund’s Institutional Class gained 5.6% compared to a 2.1% increase for the S&P 500 and a 1.0% increase for the Russell 3000.

Equity gains were broad-based in the fourth quarter. SandRidge Energy (+47%) recouped much of its third quarter decline as the stock remained much more volatile than the underlying business. The company sold a joint venture interest in its Mississippian oil play to Repsol YPF and separately launched another $500 million royalty trust offering. Both moves should help SandRidge fund its ambitious drilling program while improving the company’s financial flexibility. Omnicare (+36%) delivered solid quarterly results along with a positive outlook for the coming year. Google (+26%) continued to grow revenues rapidly and confound skeptics. We and others raised our earnings estimates for 2012 to reflect the company’s strong operating performance. Ascent Capital rose 29% as investors better appreciated the recession-resistant nature of the home alarm monitoring business.

Redwood Trust (-7%) was the most notable detractor among individual companies during the quarter. Redwood’s stock trades well below book value, which is at odds with management’s upbeat view that “now is the right time to invest in credit on high quality residential and commercial loans.” Redwood remains a high-conviction core holding, and we look forward to hearing more about the company’s progress in deploying capital in the coming year. As expected in a strongly rising market, the Fund’s short positions also generated negative returns.

We were net sellers into the year-end rally. We sold ConocoPhillips at a healthy gain to focus our energy investments in SandRidge, Southwestern Energy and Apache. We also eliminated CVS Caremark and trimmed Target to reduce the Fund’s retail exposure. Similarly, we sold Strayer Education and scaled down Grand Canyon Education as education stocks rebounded. Finally, we sold shares in a handful of large holdings to manage position sizes (Berkshire Hathaway, Microsoft, Texas Instruments, Dell).

We added two small new positions during the quarter. FLIR Systems designs, manufactures and sells infrared cameras, night vision and thermal imaging systems into both government and commercial markets. The company is a market leader due to its proprietary technology, low cost production, extensive distribution and proven capital allocation. FLIR is an excellent company that we purchased at a fair price. Avon Products represents more of a turnaround available at a very cheap price. We think new management, with time, will be able to address growing pains in the company’s attractive Latin American business as well as profitability deterioration at home. While we wait, Avon continues to generate free cash flow and pay a healthy dividend.

Partners III Opportunity has the broadest toolkit of our equity funds. The Fund invests in companies of all sizes, and typically maintains short positions to help manage risk. Partners III’s “net long” position declined from 86% to 75% during the quarter. We reduced our long positions from 96% to 89% by selling stocks as the market rose sharply. In addition, we continued to write short-dated options on several holdings as volatility remained high in October and November. Finally, we increased our effective short positions from 10% to 14% by shorting the SPDR S&P 500 ETF. The Fund’s shorts now include small-, mid- and large-cap stock ETF’s.

New and Eliminated Securities for Quarter Ended December 31, 2011
New ($mil)		Eliminations ($mil)
FLIR Systems	$2.6	ConocoPhillips	$13.6
Avon Products	2.1	CVS Caremark	5.4
SPDR S&P 500 ETF Trust (short)	(18.5)	Strayer Education	0.4

18 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners III – Institutional Class	11.7%	5.6%	25.9%	2.6%	7.1%	10.9%	12.9%	12.4%
S&P 500	11.8	2.1	14.1	-0.2	2.9	5.4	7.8	9.3
Russell 3000	12.1	1.0	14.9	0.0	3.5	5.7	N/A	N/A
Russell 3000 Value	13.3	-0.1	11.6	-2.6	4.1	6.4	N/A	N/A

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in Partners III – Institutional Class for the period March 31, 2001 through December 31, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners III	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1983 (6/1/83)	8.6%	4.2%	4.4%
1984	11.2	6.1	5.1
1985	38.6	31.6	7.0
1986	8.5	18.6	-10.1
1987	-1.4	5.1	-6.5
1988	19.5	16.6	2.9
1989	19.4	31.7	-12.3
1990	-5.5	-3.1	-2.4
1991	23.2	30.5	-7.3
1992	13.5	7.6	5.9
1993	32.3	10.1	22.2
1994	-11.1	1.3	-12.4
1995	43.3	37.6	5.7
1996	25.0	23.0	2.0
1997	37.1	33.4	3.7
1998	10.9	28.6	-17.7
1999	10.6	21.0	-10.4
2000	32.4	-9.1	41.5
2001	6.6	-11.9	18.5
2002	-16.1	-22.1	6.0
2003	42.6	28.7	13.9
2004	22.1	10.9	11.2
2005	-0.7	4.9	-5.6
2006	20.4	15.8	4.6
2007	-12.9	5.5	-18.4
2008	-34.4	-37.0	2.6
2009	42.0	26.5	15.5
2010	33.0	15.1	17.9
2011	5.6	2.1	3.5
Since Inception:
Cumulative
Return	3,256.5	1,485.5	1,771.0
Avg. Annual
Return	13.1	10.1	3.0

These performance numbers reflect the deduction of the Fund’s Institutional Class annual operating expenses which as stated in its most recent Prospectus are 1.53% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures. See page 49 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com 19

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Wells Fargo	5.7%
SandRidge Energy	4.7
Liberty Interactive	4.1
Liberty Media - Capital	3.9
Redwood Trust	3.9
Omnicare	3.8
Live Nation Entertainment	3.8
Berkshire Hathaway	3.7
Liberty Global	3.7
Texas Instruments	3.4
% of Net Assets	40.7%

Industry Sectors
Consumer Discretionary	25.5%
Financials	18.0
Information Technology	15.6
Health Care	9.1
Energy	7.7
Industrials	5.6
Materials	4.5
Consumer Staples	0.9
Telecommunication Services	0.1
Exchange Traded Funds	1.5
Securities Sold Short	(12.7)
Short Proceeds/Other	24.2
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
SandRidge Energy	46.8%	4.5%	1.83%
Omnicare	35.6	3.8	1.23
Wells Fargo	14.8	5.8	0.94
Ascent Capital Group	29.0	3.0	0.80
Google	25.6	3.0	0.74

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Ishares Russell 2000 (short)	15.3%	(4.2)%	(0.49)%
Ishares Russell Midcap (short)	12.1	(2.4)	(0.27)
Ishares Russell 2000 Value (short)	15.8	(1.6)	(0.26)
Redwood Trust	(6.7)	3.7	(0.21)
SPDR S&P 500 ETF (short)	11.6	(2.1)	(0.06)

Source: FactSet Portfolio Analytics

20 Weitz Funds

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2011 • (UNAUDITED)

COMMON STOCKS — 87.0%	Shares	Value
Consumer Discretionary — 25.5%
Broadcasting — 5.1%
Liberty Media Corp. -
Liberty Capital - Series A* (b)	280,000	$21,854,000
Cumulus Media, Inc. - CL A*	2,060,400	6,881,736
		28,735,736
Cable & Satellite — 4.2%
Liberty Global, Inc. - Series C* (b)	520,000	20,550,400
Knology, Inc.*	220,000	3,124,000
		23,674,400
Internet & Catalog Retail — 4.1%
Liberty Interactive Corp. - Series A* (b)	1,400,000	22,701,000
Movies & Entertainment — 3.8%
Live Nation Entertainment, Inc.*	2,542,500	21,128,175
Textiles, Apparel & Luxury Goods — 1.9%
Iconix Brand Group, Inc.*	660,000	10,751,400
Hotels, Restaurants & Leisure — 1.8%
Interval Leisure Group, Inc.*	740,000	10,071,400
Advertising — 1.7%
National CineMedia, Inc.	750,000	9,300,000
Specialized Consumer Services — 1.0%
Coinstar, Inc.* (b)	120,000	5,476,800
Multiline Retail — 0.9%
Target Corp.	100,000	5,122,000
Education Services — 0.7%
Grand Canyon Education, Inc.*	240,000	3,830,400
Household Durables — 0.3%
Mohawk Industries, Inc.*	28,200	1,687,770
		142,479,081
Financials — 18.0%
Commercial Banks — 5.7%
Wells Fargo & Co.(b)	1,150,000	31,694,000
Property & Casualty Insurance — 4.4%
Berkshire Hathaway, Inc. - CL B* (b)	270,000	20,601,000
CNA Financial Corp.	150,000	4,012,500
		24,613,500
Insurance Brokers — 4.0%
Aon Corp.	400,000	18,720,000
Willis Group Holdings Ltd.	100,000	3,880,000
		22,600,000
Mortgage REIT’s — 3.9%
Redwood Trust, Inc.(b)	2,130,000	21,683,400
		100,590,900
Information Technology — 15.6%
Computers & Peripherals — 4.4%
Dell, Inc.* (b)	1,050,000	15,361,500
Hewlett-Packard Co.(b)	350,000	9,016,000
		24,377,500
Internet Software & Services — 4.1%
Google, Inc. - CL A* (b)	25,000	16,147,500
XO Group, Inc.*	840,000	7,005,600
		23,153,100

	Shares	Value

Semiconductors — 3.4%
Texas Instruments, Inc.	650,000	$18,921,500
Software — 3.2%
Microsoft Corp.	700,000	18,172,000
Electronic Equipment & Instruments — 0.5%
FLIR Systems, Inc.	100,000	2,507,000
		87,131,100
Health Care — 9.1%
Health Care Services — 6.4%
Omnicare, Inc.(b)	620,000	21,359,000
Laboratory Corp. of America Holdings* (b)	170,000	14,614,900
		35,973,900
Pharmaceuticals — 2.7%
Valeant Pharmaceuticals International, Inc.*	320,000	14,940,800
		50,914,700
Energy — 7.7%
Oil & Gas Exploration & Production — 7.7%
SandRidge Energy, Inc.*	3,200,000	26,112,000
Southwestern Energy Co.*	350,000	11,179,000
Apache Corp.(b)	66,513	6,024,748
		43,315,748
Industrials — 5.6%
Commercial Services & Supplies — 3.1%
Ascent Capital Group, Inc. - CL A*	340,000	17,244,800
Industrial Conglomerates — 1.9%
Tyco International Ltd.	230,000	10,743,300
Machinery — 0.6%
Intelligent Systems Corp.* # †	2,270,000	3,632,000
		31,620,100
Materials — 4.5%
Construction Materials — 4.5%
Martin Marietta Materials, Inc.(b)	130,000	9,803,300
Eagle Materials, Inc.	305,000	7,826,300
Texas Industries, Inc.	250,000	7,695,000
		25,324,600
Consumer Staples — 0.9%
Household Products — 0.5%
Energizer Holdings, Inc.* (b)	40,000	3,099,200
Personal Products — 0.4%
Avon Products, Inc.	128,300	2,241,401
		5,340,601
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Continental Resources* #	663	331,500
Total Common Stocks
(Cost $416,924,484)		487,048,330

weitzfunds.com 21

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

EXCHANGE TRADED FUNDS — 1.5%	Shares	Value
SPDR S&P Bank ETF(b)	200,000	$3,966,000
ProShares Short 20+ Year Treasury Fund*	120,000	3,740,400
Ishares Dow Jones U.S. Home
Construction Index Fund(b)	48,100	571,428
(Cost $8,086,362)		8,277,828

PUT OPTIONS* — 0.1%	Expiration date/ Strike price	Shares subject to option	Value
Put Options
Ishares Russell
Midcap Fund	Feb. 2012 / $97	100,000	295,000
(premiums paid $602,500)

SHORT-TERM SECURITIES — 11.5%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $64,553,911)	64,553,911	64,553,911
Total Investments in Securities
(Cost $490,167,257)		560,175,069
Due From Broker(b) — 12.8%		71,828,922
Securities Sold Short — (12.3%)		(68,654,600)
Options Written — (0.4%)		(2,343,875)
Other Liabilities in Excess of Other Assets — (0.2%)		(1,348,388)
Net Assets — 100.0%		$559,657,128
Net Asset Value Per Share - Institutional Class		$11.99
Net Asset Value Per Share - Investor Class		$11.97

SECURITIES SOLD SHORT — (12.3%)	Shares	Value
Ishares Russell 2000 Fund	320,000	$(23,580,800)
Ishares Russell 2000 Value Fund	130,000	(8,533,200)
Ishares Russell Midcap Fund	180,000	(17,715,600)
SPDR S&P 500 ETF Trust	150,000	(18,825,000)
Total Securities Sold Short
(proceeds $72,380,237)		$(68,654,600)

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Apache Corp.	Jan. 2012 / $85	10,000	$(67,000)
Coinstar, Inc.	Jan. 2012 / $40	20,000	(120,000)
Coinstar, Inc.	Jan. 2012 / $45	20,000	(46,000)
Coinstar, Inc.	April 2012 / $47.50	60,000	(219,000)
Coinstar, Inc.	April 2012 / $50	20,000	(56,000)
Energizer Holdings, Inc.	Feb. 2012 / $75	40,000	(194,000)
Hewlett-Packard Co.	Jan. 2012 / $25	25,000	(31,125)
Hewlett-Packard Co.	Jan. 2012 / $26	50,000	(33,500)
Hewlett-Packard Co.	Jan. 2012 / $27	100,000	(31,000)
Hewlett-Packard Co.	Feb. 2012 / $26	50,000	(59,250)
Hewlett-Packard Co.	May 2012 / $27	25,000	(45,000)
Ishares Dow Jones U.S. Home Construction
Index Fund	Jan. 2012 / $10	48,100	(96,200)
Omnicare, Inc.	March 2012 / $35	50,000	(126,250)
Omnicare, Inc.	March 2012 / $36	100,000	(200,000)
SPDR S&P Bank ETF	Jan. 2012 / $20	100,000	(50,000)
SPDR S&P Bank ETF	March 2012 / $20	100,000	(127,500)
			(1,501,825)
Uncovered Call Options
Ishares Russell
Midcap Fund	Feb. 2012 / $98	100,000	(375,000)
Put Options
Apache Corp.	Jan. 2012 / $75	10,000	(2,100)
Coinstar, Inc.	Jan. 2012 / $40	40,000	(15,200)
Coinstar, Inc.	Jan. 2012 / $45	40,000	(68,000)
Coinstar, Inc.	April 2012 / $42.50	20,000	(73,000)
Coinstar, Inc.	April 2012 / $45	20,000	(95,000)
Hewlett-Packard Co.	Jan. 2012 / $25	100,000	(46,000)
Hewlett-Packard Co.	Feb. 2012 / $26	50,000	(70,250)
Live Nation
Entertainment, Inc.	Jan. 2012 / $7.50	200,000	(40,000)
SPDR S&P Bank ETF	Jan. 2012 / $17	100,000	(7,500)
SPDR S&P Bank ETF	March 2012 / $17	100,000	(50,000)
			(467,050)
Total Options Written			$(2,343,875)
(premiums received $3,657,562)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2011.
(b)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

22 Weitz Funds

RESEARCH FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Jonathan A. Baker, Barton B. Hooper,
David A. Perkins & Andrew S. Weitz

The Research Fund returned +11.7% in the fourth calendar quarter, compared to a +11.8% return for the S&P 500, +12.1% for the Russell 3000, and +13.3% for the Russell 3000 Value Indices. For the calendar year 2011, the Fund returned +4.2%, compared with +2.1% for the S&P 500, +1.0% for the Russell 3000 and -0.1% for the Russell 3000 Value. Returns in the quarter for both the Fund and broader market were principally generated in the month of October as investors cheered the latest agreement on bailout terms for Greece. The combined November and December periods were modestly positive and much less volatile when compared to recent experiences.

Eagle Materials (+55%) was the Fund’s largest positive contributor to overall performance. In addition to modestly elevated optimism regarding the housing industry and broader domestic economic picture, Eagle announced a number of initiatives for its wallboard business that excited investors. First, the company announced a 35% price increase on wallboard. Early checks indicate that the price increase is sticking and competitors are following suit. Secondly, Eagle has eliminated the destructive practice of “job quotes” (providing non-binding quotes for materials that were then used to “shop” against competitors) and the industry appears to again be following Eagle’s lead. Although we did reduce our position on recent strength, we continue to believe that Eagle’s assets are underpriced and the stock price does not reflect the company’s earnings potential in a more normal environment.

SandRidge Energy (+47%) and Coinstar (+14%), both mentioned last quarter for their underperformance, shed their laggard labels in the fourth quarter and were strong contributors to overall returns. SandRidge benefitted both from events within their control (the announcement of a joint venture with Repsol YPF and another royalty trust offering) as well as outside their control (a sizeable increase in the price of oil). Our investment thesis on SandRidge has never hinged on a particular forecast for oil prices, but has depended on management’s ability to secure funding for its expansion plans without resorting to dilutive equity raises. We reduced our holdings as the stock rose, but continue to believe current prices reflect an adequate margin of safety. Coinstar, the Fund’s largest holding, announced its first ever price increase at Redbox for DVD rentals. The increase will help Redbox absorb higher operating costs, including those introduced by the change in debit card fees. We believe the new price point continues to offer consumers an attractive value proposition and do not expect demand to be materially diminished.

National CineMedia (-13%) was one of the Fund’s largest detractors in the quarter. After very strong commitments to broadcast and cable channels earlier in the year, advertisers responded to this summer’s economic uncertainty by reducing spending to other media outlets. These lower commitments led National CineMedia to announce that they would not meet their previously articulated financial guidance, prompting a dramatic sell-off of its shares. We continue to believe in the strength of National CineMedia’s network and the company’s opportunity to broaden its customer base at very attractive incremental returns. We used the decline to meaningfully increase our investment.

During the quarter, the Fund reinitiated a position in Avon Products (-10%). Since our last holding period, Avon has struggled with execution issues both at home and abroad, and was recently forced to rescind their financial guidance for the second half of 2011. Leadership changes are also underway at the company, having recently brought in a new CFO and a search is underway for a new CEO. Despite growing pains in Latin America and profitability struggles in the U.S. - which we do not believe are permanent - the company continues to generate free cash flow and pays a healthy dividend. An operational turnaround may not be immediate, but at the current stock price we are willing to be patient. Other former holdings that were repurchased this quarter were Live Nation Entertainment and Laboratory Corp. of America, as their valuations met our required margin of safety. The quarter also introduced first time investments in FLIR Systems, maker of thermal imaging and infrared camera systems, and database software and hardware stalwart Oracle Corp. We have admired both businesses from afar and were finally able to purchase shares as they met our valuation discipline.

In the fourth quarter, we were net sellers. Our cash position rose from 14% at the end of September to 25% at the end of December. The strong rally in October allowed the Fund to trim a number of our holdings, notably Eagle Materials, SandRidge Energy, Aon Corp and ITT Educational Services. We also closed a number of positions (Strayer Education, Hewlett-Packard, Skechers, Viacom and Texas Industries) in order to redeploy the Fund’s capital in more attractive opportunities. Including the new positions above, we materially increased our holdings of Coinstar, XO Group, and Berkshire Hathaway, among others.

Research is a focused, multi-cap equity fund that invests in companies of all sizes. The Fund is managed in a “sleeve” format, with each co-manager responsible for all decisions related to their portion of the portfolio’s assets. In addition to the unique portfolio management structure, the Fund has several characteristics that may further distinguish it from our other equity funds including potentially higher levels of concentration and turnover within the Fund.

New and Eliminated Securities for Quarter Ended December 31, 2011
New Purchases ($000’s)		Eliminations ($000’s)
Oracle	$283	Texas Industries	$433
Live Nation Entertainment	268	Strayer Education	381
Avon Products	256	Hewlett-Packard	294
Laboratory Corp. of America	231	Skechers U.S.A.	200
FLIR Systems	190	Viacom	136

weitzfunds.com 23

RESEARCH FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	Since Inception
Research	11.7%	4.2%	23.5%	2.5%	5.5%
S&P 500	11.8	2.1	14.1	-0.2	3.1
Russell 3000	12.1	1.0	14.9	0.0	3.4
Russell 3000 Value	13.3	-0.1	11.6	-2.6	2.1

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period April 1, 2005 through December 31, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Research (1)	S&P 500 (2)	Relative Results (1)-(2)
2005 (4/1/05)	4.0%	7.2%	-3.2%
2006	21.8	15.8	6.0
2007	-13.4	5.5	-18.9
2008	-30.7	-37.0	6.3
2009	38.8	26.5	12.3
2010	30.3	15.1	15.2
2011	4.2	2.1	2.1
Since Inception:
Cumulative
Return	43.2	22.6	20.6
Avg. Annual
Return	5.5	3.1	2.4

Starting January 1, 2011, these performance numbers reflect the deduction of the Fund’s actual operating expenses. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Fund as stated in its most recent Prospectus are 1.81% (estimated gross) and 0.91% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2012. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures. See page 49 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24 Weitz Funds

RESEARCH FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Coinstar	8.9%
Google	5.0
Microsoft	4.2
National CineMedia	4.1
Berkshire Hathaway	3.3
XO Group	3.2
Eagle Materials	2.9
Aon	2.7
Grand Canyon Education	2.5
Valeant Pharmaceuticals International	2.4
% of Net Assets	39.2%

Industry Sectors
Consumer Discretionary	29.5%
Information Technology	20.8
Financials	7.7
Health Care	5.5
Industrials	3.0
Consumer Staples	2.9
Materials	2.9
Energy	2.7
Short-Term Securities/Other	25.0
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Eagle Materials	54.8%	4.6%	2.10%
Google	25.6	6.5	1.46
Coinstar	14.1	10.8	1.29
SandRidge Energy	46.8	2.6	1.28
Omnicare	35.6	2.0	0.78

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Avon Products	(9.7)%	1.5%	(0.33)%
Texas Industries	(3.0)	2.1	(0.32)
National CineMedia	(13.1)	5.4	(0.31)
Live Nation Entertainment	3.7	1.5	(0.10)
Grand Canyon Education	(1.2)	3.3	(0.09)

Source: FactSet Portfolio Analytics

weitzfunds.com 25

RESEARCH FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2011 • (UNAUDITED)

COMMON STOCKS — 75.0%	Shares	Value
Consumer Discretionary — 29.5%
Specialized Consumer Services — 8.9%
Coinstar, Inc.*	27,471	$1,253,776
Advertising — 5.8%
National CineMedia, Inc.	47,100	584,040
Omnicom Group, Inc.	5,139	229,097
		813,137
Education Services — 3.9%
Grand Canyon Education, Inc.*	21,730	346,811
ITT Educational Services, Inc.*	3,570	203,097
		549,908
Movies & Entertainment — 3.2%
Live Nation Entertainment, Inc.*	30,826	256,164
The Walt Disney Co.	5,300	198,750
		454,914
Cable & Satellite — 3.2%
Comcast Corp. - CL A	9,700	229,987
Knology, Inc.*	15,660	222,372
		452,359
Hotels, Restaurants & Leisure — 1.6%
Interval Leisure Group, Inc.*	16,227	220,849
Multiline Retail — 1.5%
Target Corp.	4,200	215,124
Internet & Catalog Retail — 1.4%
Liberty Interactive Corp. - Series A*	11,900	192,959
		4,153,026
Information Technology — 20.8%
Internet Software & Services — 8.2%
Google, Inc. - CL A*	1,098	709,198
XO Group, Inc.*	53,874	449,309
		1,158,507
Software — 5.6%
Microsoft Corp.	22,605	586,826
Oracle Corp.	7,989	204,918
		791,744
Semiconductors — 1.6%
Texas Instruments, Inc.	7,781	226,505
Communications Equipment — 1.4%
Cisco Systems, Inc.	11,064	200,037
Computers & Peripherals — 1.4%
Dell, Inc.*	13,500	197,505
Electronic Equipment & Instruments — 1.3%
FLIR Systems, Inc.	7,560	189,529
IT Services — 1.3%
Accenture plc - CL A	3,300	175,659
		2,939,486
Financials — 7.7%
Insurance Brokers — 4.4%
Aon Corp.	8,181	382,871
Brown & Brown, Inc.	10,380	234,899
		617,770
Property & Casualty Insurance — 3.3%
Berkshire Hathaway, Inc. - CL B*	6,180	471,534
		1,089,304

	Shares	Value
Health Care — 5.5%
Health Care Services — 3.1%
Laboratory Corp. of America Holdings*	2,782	$239,169
Omnicare, Inc.	5,620	193,609
		432,778
Pharmaceuticals — 2.4%
Valeant Pharmaceuticals International, Inc.*	7,230	337,569
		770,347
Industrials — 3.0%
Commercial Services & Supplies — 1.5%
Republic Services, Inc.	7,800	214,890
Aerospace & Defense — 1.5%
Lockheed Martin Corp.	2,595	209,936
		424,826
Consumer Staples — 2.9%
Personal Products — 1.5%
Avon Products, Inc.	12,500	218,375
Food & Staples Retailing — 1.4%
CVS Caremark Corp.	4,810	196,152
		414,527
Materials — 2.9%
Construction Materials — 2.9%
Eagle Materials, Inc.	16,087	412,792
Energy — 2.7%
Oil & Gas Exploration & Production — 2.7%
SandRidge Energy, Inc.*	29,000	236,640
Southwestern Energy Co.*	4,380	139,897
		376,537
Total Common Stocks
(Cost $9,793,109)		10,580,845

SHORT-TERM SECURITIES — 24.4%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)
(Cost $3,440,561)	3,440,561	3,440,561
Total Investments in Securities
(Cost $13,233,670)		14,021,406
Other Assets Less Other Liabilities — 0.6%		77,292
Net Assets — 100.0%		$14,098,698
Net Asset Value Per Share		$9.89

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at December 31, 2011.

26 Weitz Funds

HICKORY FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Andrew S. Weitz

The Hickory Fund returned +12.6% in the fourth calendar quarter, compared to a +14.5% return for the Russell 2500 and a +11.8% return for the S&P 500. For the calendar year 2011, the Fund returned +1.5%, compared with -2.5% for the Russell 2500 and +2.1% for the S&P 500. Returns for both the Fund and the broader market were principally generated in October as investors cheered the latest agreement on bailout terms for Greece. The modestly positive return generated in the remainder of the quarter was a change of pace from the highly volatile experience of recent months.

SandRidge Energy (+47%) is one of the Fund’s largest holdings, and also one of its more volatile stocks. In the third quarter, low energy prices combined with investors’ financing concerns made SandRidge our largest detractor. Importantly, our investment thesis for SandRidge has never hinged on an explicit oil price forecast, particularly considering the company’s strategy of using hedges to lock in oil prices at profitable “spreads” to production costs. Nevertheless, the stock benefitted from the “rising tide” of higher energy prices during the quarter. Our thesis is, however, built on our belief that the company has excellent assets and management that will exploit them at an appropriate pace. On that front, the quarter saw another positive step forward, announcing a new $500 million royalty trust offering and the sale of a joint venture interest in the Mississippian oil field. These factors fueled this quarter’s strong gains. Although we anticipate the stock may continue to be volatile, we believe that management will secure the remaining funding for its three year growth plan on favorable terms to the benefit of shareholders.

The Fund’s investments in rock, gravel, and cement producers Eagle Materials (+55%) and Martin Marietta Materials (+20%) also shed their third quarter laggard labels. In addition to improved investor sentiment for housing and the broader economy, valuations across the industry are benefiting from a renewed interest in consolidation, both real (Martin Marietta’s unsolicited bid to acquire Vulcan Materials) and rumored. Investors also warmly greeted Eagle’s announcement of a 35% price hike for its wallboard products and news that the industry appears to be following suit. We continue to believe that these companies own irreplaceable assets and continue to trade at prices that provide ample margin of safety.

National CineMedia (-13%) was one of the Fund’s largest detractors in the quarter. After very strong commitments to broadcast and cable channels earlier in the year, advertisers responded to this summer’s economic uncertainty by reducing spending to other media outlets. These lower commitments led National CineMedia to announce that they would not meet their previously articulated financial guidance, with shares selling off dramatically in response. We continue to believe in the strength of National CineMedia’s network and the company’s opportunity to broaden its customer base at very attractive incremental returns. We used the decline to meaningfully increase our investment. The Fund’s holdings of Redwood Trust (-7%) also hampered performance. Redwood continues to act prudently as stewards of shareholders’ capital, awaiting investment opportunities that provide adequate risk-adjusted returns.

We were net sellers in the fourth quarter, as the strong performance of many of our holdings gave us the opportunity to take profits. We also sold the remaining shares of several of the Fund’s small positions: Strayer Education, American Eagle Outfitters, Washington Post, Vulcan Materials, and Kennedy-Wilson Holdings. In addition to purchases of National CineMedia, we made meaningful increases to our holdings of Live Nation Entertainment, Iconix Brand Group, and FLIR Systems. Avon Products, a prior Hickory Fund holding, was the lone new purchase in the quarter. Avon has a very attractive and expanding Latin American business that has experienced growing pains we believe are manageable. Avon’s business in the U.S. has also suffered from dramatic declines in profitability that we do not believe are permanent. The company is bringing on a new management team, including a new CFO and CEO, to confront these issues. Despite these difficulties, the company continues to generate positive free cash flow and pays shareholders a healthy dividend. A turnaround may not be quick, but we believe current prices provide an adequate margin of safety to warrant our investment.

The Hickory Fund invests in our firm’s best smaller company ideas. The Fund’s weighted average market cap is approximately $4 billion, reflecting Hickory’s diverse mix of mid-cap and small-cap stocks. The Fund remains relatively concentrated, with the ten largest positions accounting for 42% of net assets. Hickory’s residual cash position was 18% of net assets at quarter end.

New and Eliminated Securities for Quarter Ended December 31, 2011
New Purchases ($mil)		Eliminations ($mil)
Avon Products	$1.7	American Eagle Outfitters	$2.3
		Strayer Education	1.8
		Washington Post	1.5
		Vulcan Materials	1.4
		Kennedy-Wilson Holdings	0.3

weitzfunds.com 27

HICKORY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year
Hickory	12.6%	1.5%	24.3%	-0.5%	4.4%	7.7%
Russell 2500	14.5	-2.5	18.4	1.2	6.6	7.8
Russell 2500 Value	15.5	-3.4	15.5	-0.6	7.2	8.7
S&P 500	11.8	2.1	14.1	-0.2	2.9	5.4

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 2001 through December 31, 2011, as compared with the growth of the Russell 2500 and Standard & Poor’s 500 Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Effective June 30, 2008, the Hickory Fund adopted its current principal investment strategy of investing the majority of its assets in smaller and medium sized companies, those with a market capitalization of less than $10 billion at the time of purchase.

Year	Hickory (1)	S&P 500 (2)	Relative Results (1)-(2)
1993 (4/1/93)	20.3%	5.5%	14.8%
1994	-17.3	1.3	-18.6
1995	40.5	37.6	2.9
1996	35.3	23.0	12.3
1997	39.2	33.4	5.8
1998	33.0	28.6	4.4
1999	36.7	21.0	15.7
2000	-17.2	-9.1	-8.1
2001	-4.6	-11.9	7.3
2002	-29.3	-22.1	-7.2
2003	47.9	28.7	19.2
2004	22.6	10.9	11.7
2005	-0.2	4.9	-5.1
2006	22.8	15.8	7.0
2007	-13.1	5.5	-18.6
2008	-41.6	-37.0	-4.6
2009	36.5	26.5	10.0
2010	38.7	15.1	23.6
2011	1.5	2.1	-0.6
Since Inception:
Cumulative
Return	478.6	300.7	177.9
Avg. Annual
Return	9.8	7.7	2.1

The following chart depicts the change in the value of $10,000 investment in the Hickory Fund for the period June 30, 2008 through December 31, 2011, as compared with the growth of the Russell 2500 Index during the same period.

Year	Hickory (1)	Russell 2500 (2)	Relative Results (1)-(2)
2008 (7/1/08)	-28.9%	-31.2%	2.3%
2009	36.5	34.4	2.1
2010	38.7	26.7	12.0
2011	1.5	-2.5	4.0
Since 7/1/08:
Cumulative
Return	36.6	14.2	22.4
Avg. Annual
Return	9.3	3.9	5.4

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.28% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures. See page 49 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

28 Weitz Funds

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Liberty Media - Capital	5.8%
SandRidge Energy	5.0
Liberty Interactive	4.5
Ascent Capital Group	4.5
Omnicare	4.2
Live Nation Entertainment	3.8
Redwood Trust	3.7
Laboratory Corp. of America	3.7
Aon	3.5
Liberty Global	3.4
% of Net Assets	42.1%

Industry Sectors
Consumer Discretionary	36.3%
Financials	12.8
Materials	8.6
Health Care	7.8
Energy	5.0
Industrials	4.5
Consumer Staples	3.2
Information Technology	2.8
Telecommunication Services	0.8
Short-Term Securities/Other	18.2
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
SandRidge Energy	46.8%	4.7%	1.96%
Omnicare	35.6	4.2	1.31
Ascent Capital Group	29.0	4.1	1.08
Mohawk Industries	39.5	2.9	1.06
Eagle Materials	54.8	2.2	0.99

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Redwood Trust	(6.7)%	3.8%	(0.27)%
National CineMedia	(13.1)	3.1	(0.27)
Texas Industries	(3.0)	1.8	(0.07)
FLIR Systems	0.3	0.5	(0.02)
Grand Canyon Education	(1.2)	1.5	(0.01)

Source: FactSet Portfolio Analytics

weitzfunds.com 29

HICKORY FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2011 • (UNAUDITED)

COMMON STOCKS — 81.8%	Shares	Value
Consumer Discretionary — 36.3%
Broadcasting — 7.2%
Liberty Media Corp. -
Liberty Capital - Series A*	220,000	$17,171,000
Cumulus Media, Inc. - CL A*	1,200,000	4,008,000
		21,179,000
Cable & Satellite — 6.4%
Liberty Global, Inc. - Series C*	250,000	9,880,000
Knology, Inc.*	580,000	8,236,000
CIBL, Inc.#	1,005	721,087
		18,837,087
Internet & Catalog Retail — 4.5%
Liberty Interactive Corp. - Series A*	820,000	13,296,300
Movies & Entertainment — 3.8%
Live Nation Entertainment, Inc.*	1,342,500	11,156,175
Advertising — 3.2%
National CineMedia, Inc.	750,000	9,300,000
Hotels, Restaurants & Leisure — 2.8%
Interval Leisure Group, Inc.*	600,000	8,166,000
Textiles, Apparel & Luxury Goods — 2.5%
Iconix Brand Group, Inc.*	380,000	6,190,200
Kenneth Cole Productions, Inc.*	110,000	1,164,900
		7,355,100
Specialized Consumer Services — 1.9%
Coinstar, Inc.* (c)	120,000	5,476,800
Household Durables — 1.6%
Mohawk Industries, Inc.*	80,000	4,788,000
Education Services — 1.3%
Grand Canyon Education, Inc.*	245,000	3,910,200
Specialty Retail — 1.1%
Cabela’s, Inc. - CL A*	131,000	3,330,020
		106,794,682
Financials — 12.8%
Insurance Brokers — 6.6%
Aon Corp.	220,000	10,296,000
Brown & Brown, Inc.	230,000	5,204,900
Willis Group Holdings Ltd.	100,000	3,880,000
		19,380,900
Mortgage REIT’s — 3.7%
Redwood Trust, Inc.	1,070,000	10,892,600
Property & Casualty Insurance — 2.1%
CNA Financial Corp.	230,000	6,152,500
Thrifts & Mortgage Finance — 0.4%
Tree.com, Inc.*	200,000	1,118,000
		37,544,000

	Shares	Value
Materials — 8.6%
Construction Materials — 7.3%
Martin Marietta Materials, Inc.	110,000	$8,295,100
Eagle Materials, Inc.	300,000	7,698,000
Texas Industries, Inc.	180,000	5,540,400
		21,533,500
Metals & Mining — 1.3%
Compass Minerals International, Inc.	55,000	3,786,750
		25,320,250
Health Care — 7.8%
Health Care Services — 7.8%
Omnicare, Inc.(c)	355,000	12,229,750
Laboratory Corp. of America Holdings*	125,000	10,746,250
		22,976,000
Energy — 5.0%
Oil & Gas Exploration & Production — 5.0%
SandRidge Energy, Inc.*	1,800,000	14,688,000
Industrials — 4.5%
Commercial Services & Supplies — 4.5%
Ascent Capital Group, Inc. - CL A*	259,600	13,166,912
Consumer Staples — 3.2%
Personal Products — 1.9%
Prestige Brands Holdings, Inc.*	350,000	3,944,500
Avon Products, Inc.	102,700	1,794,169
		5,738,669
Household Products — 1.3%
Energizer Holdings, Inc.* (c)	50,000	3,874,000
		9,612,669
Information Technology — 2.8%
Internet Software & Services — 1.8%
XO Group, Inc.*	640,000	5,337,600
Electronic Equipment & Instruments — 1.0%
FLIR Systems, Inc.	120,000	3,008,400
		8,346,000
Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.8%
LICT Corp.* #	1,005	2,150,700
ICTC Group, Inc. - CL A* #	13,065	146,328
		2,297,028
Total Common Stocks
(Cost $204,692,381)		240,745,541

30 Weitz Funds

	Principal
SHORT-TERM	amount
SECURITIES — 18.0%	or shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	12,932,072	$12,932,072
U.S. Treasury Bills, 0.01% to 0.03%,
5/03/12 to 5/24/12(b)	$40,000,000	39,995,900
Total Short-Term Securities
(Cost $52,929,747)		52,927,972
Total Investments in Securities
(Cost $257,622,128)		293,673,513
Options Written — (0.1%)		(319,750)
Other Assets Less Other Liabilities — 0.3%		1,029,848
Net Assets — 100.0%		$294,383,611
Net Asset Value Per Share		$38.56

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Coinstar, Inc.	Jan. 2012 / $55	30,000	$(1,500)
Energizer
Holdings, Inc.	Feb. 2012 / $75	50,000	(242,500)
Omnicare, Inc.	March 2012 / $35	30,000	(75,750)
Total Options Written
(premiums received $488,831)			$(319,750)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Fully or partially pledged on outstanding written options.

weitzfunds.com 31

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton

The Balanced Fund returned +8.5% in the fourth calendar quarter, compared to a +7.4% return for the Blended Index. For the calendar year, the Fund gained 2.3% compared to a 3.6% increase for the Blended Index. We consider these 2011 results to be acceptable in a low return environment. Over the past few years, the Fund has posted reasonable-to-very good absolute returns while outperforming most peers (and many stock funds for that matter).

Equity gains were broad-based in the fourth quarter. Construction materials stocks (Eagle Materials +55%, Martin Marietta Materials +20%) bounced back from depressed price levels despite continued soft business conditions. Investor sentiment improved in response to some mildly encouraging housing data points. Health care companies Omnicare (+36%) and Valeant Pharmaceuticals (+26%) delivered solid quarterly results with positive outlooks. Both businesses are run by highly capable, shareholder-focused management teams. Google (+26%) continued to grow revenues rapidly and confound skeptics. We and others raised our earnings estimates for 2012 to reflect the company’s strong operating performance. National CineMedia (-13%) was the most notable detractor during the quarter. While the cinema advertising company tempered expectations for the fourth quarter, we remain confident in the longer-term opportunity and added to our holdings.

We reduced and reshaped the Fund’s equity holdings as the stock market rallied. The changes in sum decreased the Fund’s exposure to more economically-sensitive and cyclical businesses. We sold a few companies (Praxair, Mohawk Industries) at prices that left little margin for economic error in the near term. We also trimmed and concentrated our energy holdings by selling ConocoPhillips, EOG Resources and Devon Energy. In financials, we eliminated Willis Group and Brown & Brown but kept a large position in Aon Corporation, a higher-conviction and cheaper stock. Other sales included Strayer Education and Procter & Gamble, a great company but our most expensive price-to-value stock. We did not add any new stocks during the quarter.

Bonds had a relatively quiet quarter to finish off another surprisingly strong year. We bought several short maturity corporate issues during the quarter. While the absolute yields are modest, our view is that we are being well compensated for the risks we are bearing (i.e., the risk-adjusted spreads are attractive). Examples include Hewlett-Packard, Tyco Electronics, Mohawk Industries and Comcast. More broadly, our defensive, short-duration positioning has limited the Fund’s fixed-income returns this year. We think today’s low interest rate and average credit spread environment provide little protection against inflationary shocks or potential re-pricing of credit risk. As our bond portfolio is designed first and foremost to preserve capital, we continue to invest with due caution.

The Fund’s asset allocation reflects our message in this report’s opening “Letter to Shareholders.” The Fund’s equity weighting is 54%, down significantly from last quarter. Our companies’ stock prices are still cheap enough relative to their business values that we feel good about what we own. Our focus is on companies with less risk of underlying value erosion – those with more stable demand for their products and services, those with pricing power, those generating substantial excess cash flows, and those with the balance sheet flexibility to buy back stock at cheap prices and/or pay dividends. Our bond portfolio (24% of net assets) is a collection of short maturity, relatively defensive corporate bonds, agency mortgage-backed securities (MBS) and government agency bonds. Given the muted near-term outlook, we are happy to hold 22% cash reserves to take advantage of the inevitable disconnects between price and value.

Thank you once again for the confidence you have shown by investing with us. As we begin another year, we are particularly excited to welcome Nolan Anderson to our fixed-income team. Nolan is an Omaha native who has come back home from San Francisco. He has a strong bond background, a refreshing intellectual curiosity and a terrific work ethic. Nolan adds additional depth to our corporate bond research efforts, and we look forward to his contributions in 2012 and beyond.

New and Eliminated Stocks for Quarter Ended December 31, 2011
New Purchases ($mil)	Eliminations ($mil)
None	Praxair	$1.3
	Brown & Brown	1.2
	Mohawk Industries	1.0
	Willis Group Holdings	1.0
	ConocoPhillips	0.7
	Procter & Gamble	0.6
	EOG Resources	0.5
	Strayer Education	0.4
	Devon Energy	0.2

	Total Returns		Average Annual Total Returns
					Since
	Qtr	1 Year	3 Year	5 Year	Inception
Balanced Fund	8.5%	2.3%	15.1%	1.1%	4.4%
Blended Index	7.4	3.6	10.7	2.2	4.8
S&P 500	11.8	2.1	14.1	-0.2	5.0
Barclays Intermediate Credit	0.8	5.8	5.6	5.9	4.6

See page 4 for additional performance disclosures.

32 Weitz Funds

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Valeant Pharmaceuticals International	2.6%
Microsoft	2.5
Laboratory Corp. of America	2.5
Berkshire Hathaway	2.5
Anheuser-Busch InBev	2.4
Google	2.4
Aon	2.3
United Parcel Service	2.2
Martin Marietta Materials	2.2
National CineMedia	2.1
% of Net Assets	23.7%

Industry Sectors
Consumer Discretionary	12.2%
Information Technology	9.4
Financials	8.2
Consumer Staples	6.5
Health Care	6.5
Materials	5.5
Industrials	4.2
Energy	1.7
Total Common Stocks	54.2
Short-Term Securities/Other	21.8
Corporate Bonds	10.8
Government Agency	7.9
Mortgage-Backed & Asset-Backed Securities	4.9
Taxable Municipal Bonds	0.4
Total Bonds & Short-Term Securities	45.8
Net Assets	100.0%

Top Performers for Quarter Ended December 31, 2011
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance

Eagle Materials	54.8%	1.5%	0.70%
Valeant Pharmaceuticals International	25.8	2.3	0.58
Google	25.6	2.2	0.50
Omnicare	35.6	1.5	0.49
Martin Marietta Materials	19.9	2.3	0.44

Source: FactSet Portfolio Analytics

Bottom Performers for Quarter Ended December 31, 2011
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance

National CineMedia	(13.1)%	2.2%	(0.26)%
Redwood Trust	(6.7)	1.6	(0.08)
Texas Industries	(3.0)	1.4	(0.05)
Grand Canyon Education	(1.2)	1.3	(0.02)
Freddie Mac 3.44% 3/02/16	(0.8)	2.5	(0.02)

Source: FactSet Portfolio Analytics

weitzfunds.com 33

BALANCED FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2011 • (UNAUDITED)

COMMON STOCKS — 54.2%	Shares	Value
Consumer Discretionary — 12.2%
Advertising — 3.6%
National CineMedia, Inc.	140,000	$1,736,000
Omnicom Group, Inc.	27,500	1,225,950
		2,961,950
Specialized Consumer Services — 1.6%
Coinstar, Inc.*	30,000	1,369,200
Movies and Entertainment — 1.6%
The Walt Disney Co.	35,000	1,312,500
Internet & Catalog Retail — 1.5%
Liberty Interactive Corp. - Series A*	75,000	1,216,125
Multiline Retail — 1.4%
Target Corp.	22,500	1,152,450
Cable & Satellite — 1.3%
Comcast Corp. - CL A Special	45,000	1,060,200
Education Services — 1.2%
Grand Canyon Education, Inc.*	60,000	957,600
		10,030,025
Information Technology — 9.4%
Software — 2.5%
Microsoft Corp.(f)	80,000	2,076,800
Internet Software & Services — 2.4%
Google, Inc. - CL A*	3,000	1,937,700
Computers & Peripherals — 1.3%
Dell, Inc.*	70,000	1,024,100
Semiconductors — 1.2%
Texas Instruments, Inc.	35,000	1,018,850
Electronic Equipment & Instruments — 1.1%
FLIR Systems, Inc.	35,000	877,450
IT Services — 0.9%
Accenture plc - CL A	14,200	755,866
		7,690,766
Financials — 8.2%
Property & Casualty Insurance — 2.5%
Berkshire Hathaway, Inc. - CL B*	27,000	2,060,100
Insurance Brokers — 2.3%
Aon Corp.	40,000	1,872,000
Mortgage REIT’s — 1.9%
Redwood Trust, Inc.	150,000	1,527,000
Commercial Banks — 1.5%
Wells Fargo & Co.	46,000	1,267,760
		6,726,860
Consumer Staples — 6.5%
Beverages — 4.0%
Anheuser-Busch InBev SA/NV -
Sponsored ADR	33,000	2,012,670
Diageo plc - Sponsored ADR	15,000	1,311,300
		3,323,970
Food & Staples Retailing — 2.5%
CVS Caremark Corp.	30,000	1,223,400
Wal-Mart Stores, Inc.	14,000	836,640
		2,060,040
		5,384,010

	Shares	Value
Health Care — 6.5%
Health Care Services — 4.0%
Laboratory Corp. of America Holdings*	24,000	$2,063,280
Omnicare, Inc.	35,000	1,205,750
		3,269,030
Pharmaceuticals — 2.5%
Valeant Pharmaceuticals International, Inc.*	45,000	2,101,050
		5,370,080
Materials — 5.5%
Construction Materials — 5.1%
Martin Marietta Materials, Inc.	23,500	1,772,135
Eagle Materials, Inc.	47,500	1,218,850
Texas Industries, Inc.	37,500	1,154,250
		4,145,235
Metals & Mining — 0.4%
Compass Minerals International, Inc.	5,000	344,250
		4,489,485
Industrials — 4.2%
Air Freight & Logistics — 2.2%
United Parcel Service, Inc. - CL B	25,000	1,829,750
Commercial Services & Supplies — 1.0%
Republic Services, Inc.	30,000	826,500
Aerospace & Defense — 1.0%
Lockheed Martin Corp.	10,000	809,000
		3,465,250
Energy — 1.7%
Oil & Gas Exploration & Production — 1.7%
Apache Corp.	12,000	1,086,960
Southwestern Energy Co.*	10,000	319,400
		1,406,360
Total Common Stocks
(Cost $38,592,654)		44,562,836

	Principal
CORPORATE BONDS — 10.8%	amount	Value
American Express Credit Corp.
7.3% 8/20/13	$650,000	705,693
Comcast Corp.
6.5% 1/15/15	300,000	340,328
4.95% 6/15/16	193,000	213,958
10.875% 11/15/16
(Universal City Development)	200,000	243,000
Dell, Inc.
5.625% 4/15/14	250,000	274,291
Hewlett-Packard Co.
6.0% 8/01/13	670,000	710,518
4.75% 6/02/14	750,000	792,495
JP Morgan Chase & Co.
4.75% 5/01/13	100,000	104,575
1.65% 9/30/13	750,000	755,708
Liberty Interactive LLC
5.7% 5/15/13	750,000	777,187
Markel Corp.
6.8% 2/15/13	750,000	778,224
Mohawk Industries, Inc.
7.2% 4/15/12	500,000	505,000

34 Weitz Funds

	Principal
CORPORATE BONDS — 10.8%	amount	Value
Time Warner Cable, Inc.
5.4% 7/02/12	$250,000	$255,668
7.5% 4/01/14	120,000	134,429
TE Connectivity Ltd.
5.95% 1/15/14	449,000	478,678
WellPoint, Inc.
6.0% 2/15/14	250,000	272,627
Wells Fargo & Co.
4.375% 1/31/13	750,000	775,331
0.81167% 11/03/14 (Wachovia Bank)
Floating Rate Security	550,000	518,823
0.67056% 5/16/16 Floating Rate Security	250,000	219,995
Total Corporate Bonds
(Cost $8,498,010)		8,856,528

MORTGAGE-BACKED SECURITIES — 4.3%(c)
Federal Home Loan Mortgage Corporation — 0.6%
Collateralized Mortgage Obligations — 0.6%
R001 CL AE — 4.375% 2015 (0.0 years)	6,653	6,651
2831 CL AB — 5.0% 2018 (0.5 years)	41,145	41,970
2542 CL LD — 5.0% 2022 (0.6 years)	128,164	130,612
2926 CL AB — 5.0% 2019 (0.7 years)	143,260	146,952
2627 CL LE — 3.0% 2017 (0.9 years)	202,238	205,663
		531,848
Federal National Mortgage Association — 2.2%
Collateralized Mortgage Obligations — 1.3%
2005-59 CL PB — 5.5% 2028 (0.2 years)	149,836	150,237
2002-91 CL QG — 5.0% 2018 (1.9 years)	434,942	465,878
2003-9 CL DB — 5.0% 2018 (2.0 years)	439,009	470,599
		1,086,714
Pass-Through Securities — 0.9%
995755 — 4.5% 2024 (2.6 years)	226,427	241,528
AB1769 — 3.0% 2025 (3.6 years)	449,711	466,050
		707,578
		1,794,292
Non-Government Agency — 1.5%
Collateralized Mortgage Obligations — 1.5%
CDMC 2003-7P CL A4 — 3.36089% 2017
(Adjustable Rate) (0.4 years)(d)	70,690	70,644
SEMT 2010-H1 CL A1 — 3.75% 2040
(1.1 years)	708,612	722,249
Chase 2004-S1 CL A6 — 4.5% 2019
(2.0 years)	123,343	116,876
SEMT 2011-1 CL A1 — 4.125% 2041
(3.0 years)	290,046	289,934
		1,199,703
Total Mortgage-Backed Securities
(Cost $3,393,947)		3,525,843

ASSET-BACKED SECURITIES — 0.6%
Cabela’s Master Credit Card Trust 2011-2A CL A2
0.8783% 2019 Floating Rate Security
(4.4 years)(d)
(Cost $500,000)	500,000	503,699

	Principal
TAXABLE MUNICIPAL	amount
BONDS — 0.4%	or shares	Value
University of California 4.85% 5/15/13
(Cost $299,407)	300,000	$317,508

GOVERNMENT AGENCY — 7.9%
Fannie Mae
1.5% 6/18/14(e)	2,000,000	2,008,904
2.815% 2/24/15	2,500,000	2,508,255
Freddie Mac
3.44% 3/02/16	2,000,000	2,011,008
Total Government Agency		6,528,167
(Cost $6,531,399)

SHORT-TERM SECURITIES — 21.6%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	2,804,098	2,804,098
U.S. Treasury Bills, 0.02%,
4/19/12 to 5/03/12(b)	$15,000,000	14,999,100
Total Short-Term Securities
(Cost $17,803,381)		17,803,198
Total Investments in Securities
(Cost $75,618,798)		82,097,779
Options Written — 0.0%		(24,300)
Other Assets Less Other Liabilities — 0.2%		155,024
Net Assets — 100.0%		$82,228,503
Net Asset Value Per Share		$11.53

	Expiration	Shares
	date/	subject
OPTIONS WRITTEN*	Strike price	to option	Value
Covered Call Options
Microsoft Corp.	March 2012 / $25	15,000	$(24,300)
Total Options Written
(premiums received $21,750)			$(24,300

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at December 31, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up” bond where the coupon rate increases or steps up at predetermined date. Coupon rate presented represents the rate at December 31, 2011.
(f)	Fully or partially pledged on outstanding written options.

weitzfunds.com 35

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney
The Short-Intermediate Income Fund-Institutional Class returned +2.1% for the 12 months ended December 31, compared to a +5.8% return for the Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark. For the fourth calendar quarter the Short-Intermediate Income Fund-Institutional Class returned +0.5%, compared to a +0.8% return for the BCIGC.

The performance table following this discussion shows returns for our Fund’s Institutional Class (after deducting fees and expenses) over various holding periods and returns for three Barclays Capital U.S. Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) for comparison purposes.

Commentary and Fund Review
U.S. Treasury bond prices rose modestly in the fourth quarter as global growth fears and concern about sovereign debt challenges in Europe kept U.S. Treasury bonds in high demand. Corporate bonds and other credit sensitive securities also performed reasonably well in the quarter as they benefited from solid gains in domestic equity markets. The best credit returns were experienced by lower quality (high yield) bonds, as they are more correlated to solid company-specific financial performance and a strong stock market tailwind than to changes in Treasury interest rates. A broad measure of corporate bond spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) compiled by Bank of America Merrill Lynch was unchanged at 257 basis points in the fourth quarter (a basis point represents one one-hundredth of a percentage point) but up from 166 basis points at the beginning of 2011.

Principal contributors to our Fund’s results in the quarter came from our corporate bond segment. Examples include Mohawk Industries bonds maturing in 2016, Vulcan Materials 2016s and 2017s, Expedia 2018s, Bank of America 2014s and Markel Corporation 2021s where price appreciation meaningfully enhanced the coupon income we earned on the bonds in the quarter. Most of our corporate bond gains resulted from improvement in risk appetite among investors resulting in narrower credit spreads, notably in high yield bonds. Of particular note, Vulcan Materials benefited from an unsolicited merger proposal by Martin Marietta Materials, another leading aggregates producer in the construction industry. The proposed merger would improve the credit profile for

Vulcan debt holders and appears to present attractive long-term return possibilities for the equity shareholders for both companies. Overall, our corporate bond weighting increased in the quarter to 39% at quarter end from 35% at September 30.

Another notable contributor to results in the quarter came from the Berkshire Hathaway “buy/write” option strategy as mentioned in last quarter’s letter, in which the Fund bought the common stock and sold/wrote covered call options. As initially anticipated, our 3-month investment netted an approximately 5% holding period return and more than $600,000 to Fund assets. This and a similar investment in Microsoft Corporation earlier in 2011 highlight equity-oriented opportunities we believe enhance Fund results over time.

Principal detractors to results came from the Fund’s investment in Redwood Trust (down 7%), JP Morgan 2016 floating rate notes and Washington Post 2019s. Select portions of the Fund’s MBS (mortgage-backed securities) also weighed modestly on results, principally as a result of higher prepayment speeds than our original assumptions. While Redwood Trust’s stock price detracted approximately 40 basis points from overall Fund returns in 2011, we have become increasingly encouraged by the company’s business progress. Redwood’s residential and commercial mortgage investing franchises, based on strong credit cultures, are well positioned to play a larger role in the private market finance of residential and commercial mortgages. We continue to believe our Fund’s 1.3% investment in Redwood, trading at a meaningful discount to book value (as well as our estimate of business value) and supported by a high dividend return, represents a compelling long-term opportunity.

Investment activity was balanced in the quarter as we selectively added to most segments of our portfolio (corporate bonds, mortgage-backed securities and common equity position in Redwood Trust) as we identified securities with favorable risk/reward characteristics over our extended investment horizon.

Overall portfolio metrics as measured by the average maturity and duration declined or shortened during the quarter. The average maturity declined to 3.0 from 3.5 years and average duration declined to 1.9 from 2.1 years. These measures provide a guide to the Fund’s interest rate sensitivity. A shorter average maturity and duration reduces the Fund’s price sensitivity to changes in interest rates (either up or down).

36 Weitz Funds

Fund Strategy Revisited
Our investment approach consists primarily of investing in a portfolio of mostly high quality, short-to-intermediate-term bonds with an overall portfolio average maturity of 2 to 5 years where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk. We do not and will not try to mimic any particular index as we construct our portfolio. We select assets for our portfolio one security at a time based on our view of opportunities in the marketplace. Our corporate bond research is supplemented by credit work we do on companies and industries in the course of our equity due diligence.

Over the years, our portfolio has often been constructed with a shorter average life (i.e. duration) and higher quality than the BCIGC. We chose this benchmark to highlight that we could periodically invest in longer term and/or lower quality bonds when conditions warrant. The effect over time of our portfolio construction (typically shorter average life) has been a penalty when interest rates fall but a boost to relative performance when rates rise.

For a small portion of our portfolio (currently about 10% but never greater than 15%), we may also invest in other fixed-income related investments that have favorable risk/reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or high dividend paying common stock). These types of investments have generally enhanced our Fund’s historical returns.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize our investment (or reinvestment) yield and avoid making interest rate “bets,” particularly ones that depend on interest rates going down. We are willing to trade some upside potential in a rapidly falling interest-rate environment in exchange for enhanced capital preservation.

Welcome to Nolan Anderson
Wally and Brad’s shareholder letter at the beginning of this report highlights the growth in the Weitz investment team in 2011. Reinforcing this news for the benefit of our fixed-income shareholders, we reiterate the welcome addition of Nolan Anderson to the research team at Weitz. Nolan brings dedicated fixed-income experience earned while working for Wells Fargo in San Francisco and Woodmen of the World in Omaha prior to that. We believe he will be a solid addition to the firm, especially to the bond funds under our care.

Outlook
We believe today’s low nominal interest rate and average, at best, credit spread environment provide little protection against any inflationary shocks or potential re-pricing (higher) of credit risk. Consequently, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	Since Inception
Short-Intermediate Income Fund-
Institutional Class	2.1%	5.8%	5.2%	4.5%	5.2%	5.5%	6.0%
Barclays Capital Indexes:
Intermediate U.S.
Government/Credit	5.8	5.6	5.9	5.2	5.8	6.0	6.8
1-5 Year U.S. Government/Credit*	3.1	3.9	4.8	4.3	5.2	5.4	—
1-3 Year U.S. Government/Credit**	1.6	2.7	4.0	3.6	4.6	4.9	—

See page 4 for additional performance disclosures.
*	The Barclays Capital 1-5 Year Index consists of the 1-5 year component of the BCIGC Index.
**	The Barclays Capital 1-3 Year Index consists of the 1-3 year component of the BCIGC Index.

weitzfunds.com 37

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality Ratings
U.S. Treasury	2.5%
U.S. Government Agency Mortgage Related Securities	33.7
Aaa/AAA	1.9
Aa/AA	10.6
A/A	7.9
Baa/BBB	19.7
Ba/BB	6.3
B/B	1.6
Caa/CCC	0.3
Common Stocks	1.4
Short-Term Securities/Other	14.1
Net Assets	100.0%

Sector Breakdown
Corporate Bonds	38.5%
Mortgage-Backed Securities	35.0
Short-Term Securities/Other	14.1
U.S. Treasury	2.5
Government Agency	6.9
Common Stocks	1.4
Taxable Municipal Bonds	1.3
Asset-Backed Securities	0.3
Net Assets	100.0%

Financial Attributes

Average Maturity	3.0 years
Average Duration	1.9 years
Average Coupon	4.0%
30-Day SEC Yield at 12-31-11 - Institutional Class	1.9%
30-Day SEC Yield at 12-31-11 - Investor Class	1.7%

Maturity Distribution

Short-Term Securities/Other	14.1%
Less than 1 Year	8.2
1 to 3 Years	42.5
3 to 5 Years	23.3
5 to 7 Years	7.3
7 to 10 Years	3.1
10 Years or more	0.1
Common Stocks	1.4
Net Assets	100.0%

38 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2011 • (UNAUDITED)

	Principal
CORPORATE BONDS — 38.5%	amount	Value
American Express Co.
Centurion Bank 5.55% 10/17/12	$5,000,000	$5,155,250
Credit Corp. 7.3% 8/20/13	3,260,000	3,539,320
FSB Bank 5.55% 10/17/12	1,609,000	1,663,029
FSB Bank 6.0% 9/13/17	2,500,000	2,836,003
8.125% 5/20/19	1,000,000	1,294,754
Anheuser-Busch InBev SA/NV
4.125% 1/15/15	6,000,000	6,473,610
Aon Corp.
7.375% 12/14/12	10,879,000	11,471,557
3.5% 9/30/15	5,000,000	5,135,280
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,384,711
Bank of America Corp.
5.375% 6/15/14	10,195,000	10,153,190
5.125% 11/15/14	14,080,000	14,026,566
Berkshire Hathaway Finance Corp.
2.125% 2/11/13	3,000,000	3,051,669
4.6% 5/15/13	3,000,000	3,156,576
4.625% 10/15/13	2,129,000	2,266,163
1.5% 1/10/14	500,000	505,811
4.85% 1/15/15	1,500,000	1,662,789
5.4% 5/15/18	5,000,000	5,839,085
4.25% 1/15/21	1,000,000	1,091,781
Boston Properties LP
5.625% 4/15/15	2,000,000	2,208,028
5.875% 10/15/19	4,000,000	4,511,776
Comcast Corp.
10.625% 7/15/12	2,000,000	2,085,900
6.5% 1/15/15	2,081,000	2,360,741
4.95% 6/15/16	8,590,000	9,522,788
10.875% 11/15/16
(Universal City Development)	7,300,000	8,869,500
5.15% 3/01/20	3,000,000	3,417,465
Dell, Inc.
5.625% 4/15/14	1,250,000	1,371,454
Diageo Capital plc
4.85% 5/15/18	3,941,000	4,404,438
DIRECTV Holdings
4.75% 10/01/14	2,000,000	2,161,728
7.625% 5/15/16	7,000,000	7,435,631
Expedia, Inc.
7.456% 8/15/18	13,000,000	14,662,895
5.95% 8/15/20	1,000,000	1,010,118
FiServ, Inc.
3.125% 10/01/15	1,000,000	1,025,304
Flir Systems, Inc.
3.75% 9/01/16	10,000,000	9,972,880
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,102,048
Hewlett-Packard Co.
1.55% 5/30/14	8,009,000	7,880,784
4.75% 6/02/14	15,540,000	16,420,496
Host Hotels & Resorts LP
6.875% 11/01/14	7,000,000	7,175,000
JP Morgan Chase & Co.
1.29625% 5/02/14 Floating Rate Security	5,000,000	4,855,820
5.15% 10/01/15	5,500,000	5,842,562
2.6% 1/15/16	15,000,000	14,794,485
0.86944% 11/21/16
(Bear Stearns) Floating Rate Security	10,000,000	8,969,250
6.0% 7/05/17	5,000,000	5,371,310
6.3% 4/23/19	2,500,000	2,835,798
Kraft Foods, Inc.
2.625% 5/08/13	1,000,000	1,021,965
Laboratory Corp. of America Holdings
3.125% 5/15/16	1,250,000	1,299,798
Leucadia National Corp.
7.125% 3/15/17	9,000,000	9,101,250

	Principal
	amount	Value
Level 3 Financing, Inc.
9.25% 11/01/14	1,292,000	$1,327,530
Liberty Interactive LLC
5.7% 5/15/13	13,240,000	13,719,950
Marathon Petroleum Corp.
3.5% 3/01/16	1,000,000	1,018,872
Markel Corp.
6.8% 2/15/13	18,175,000	18,858,962
7.125% 9/30/19	4,566,000	5,309,788
5.35% 6/01/21	10,000,000	10,490,770
Mead Johnson Nutrition Co.
3.5% 11/01/14	2,000,000	2,089,994
MetLife, Inc.
5.125% 4/10/13(d)	9,100,000	9,509,100
2.375% 2/06/14	1,000,000	1,014,468
5.125% 8/15/14
(Travelers Life & Annuity)(d)	8,000,000	8,666,016
3.125% 1/11/16(d)	2,000,000	2,054,232
Mohawk Industries, Inc.
7.2% 4/15/12	2,500,000	2,525,000
6.875% 1/15/16	25,905,000	27,977,400
NewMarket Corp.
7.125% 12/15/16	8,000,000	8,200,000
News America Holdings
9.25% 2/01/13	2,222,000	2,394,014
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	7,790,664
Petrohawk Energy Corp.
7.875% 6/01/15	12,000,000	12,840,000
QVC, Inc.
7.125% 4/15/17(d)	9,600,000	10,224,000
7.5% 10/01/19(d)	4,000,000	4,310,000
Republic Services, Inc. (Allied Waste)
6.875% 6/01/17	11,162,000	11,817,131
3.8% 5/15/18	5,000,000	5,186,530
Swiss Re (General Electric Global Insurance)
6.45% 3/01/19	5,000,000	5,607,570
Target Corp.
8.6% 1/15/12	3,000,000	3,007,320
Time Warner Cable, Inc.
5.4% 7/02/12	2,000,000	2,045,348
7.5% 4/01/14	1,700,000	1,904,411
Time Warner, Inc.
3.15% 7/15/15	500,000	520,495
UnitedHealth Group, Inc.
4.75% 2/10/14	178,000	190,822
USG Corp.
6.3% 11/15/16	3,800,000	2,983,000
Vornado Realty Trust
4.25% 4/01/15	14,315,000	14,826,031
Vulcan Materials Co.
6.5% 12/01/16	5,500,000	5,706,250
6.4% 11/30/17	8,000,000	8,160,000
Washington Post Co.
7.25% 2/01/19	3,500,000	4,089,536
WellPoint, Inc.
6.0% 2/15/14	2,000,000	2,181,016
Wells Fargo & Co.
3.75% 10/01/14	10,010,000	10,574,624
0.81167% 11/03/14 (Wachovia Bank)
Floating Rate Security	21,585,000	20,361,454
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,436,112
0.67056% 5/16/16
Floating Rate Security	9,750,000	8,579,805
0.81625% 6/15/17 (Wachovia Bank)
Floating Rate Security	5,000,000	4,517,670
Whirlpool Corp.
8.0% 5/01/12	1,000,000	1,022,398
Willis North America, Inc.
6.2% 3/28/17	14,477,000	15,935,572

weitzfunds.com 39

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

	Principal
	amount	Value
WM Wrigley Jr. Co.
3.05% 6/28/13(d)	7,500,000	$7,639,732
3.7% 6/30/14(d)	7,500,000	7,736,572
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,070,066
Total Corporate Bonds
(Cost $530,223,383)		547,818,581

MORTGAGE-BACKED SECURITIES — 35.0%(c)
Federal Home Loan Mortgage Corporation — 16.5%
Collateralized Mortgage Obligations — 12.5%
R001 CL AE — 4.375% 2015 (0.0 years)	39,918	39,907
2999 CL NB — 4.5% 2017 (0.0 years)	150,504	150,463
3098 CL HA — 5.5% 2023 (0.3 years)	440,532	445,223
2829 CL DJ — 4.5% 2018 (0.4 years)	869,059	878,067
3036 CL JH — 5.0% 2031 (0.5 years)	990,927	1,002,657
2831 CL AB — 5.0% 2018 (0.5 years)	164,581	167,879
2579 CL PC — 5.5% 2032 (0.5 years)	591,744	601,152
3042 CL HA — 5.5% 2029 (0.7 years)	906,175	925,292
R009 CL AJ — 5.75% 2018 (0.7 years)	252,520	257,981
2947 CL B — 5.0% 2032 (0.7 years)	582,840	594,039
2906 CL HK — 5.0% 2032 (0.8 years)	1,543,593	1,574,525
2549 CL PD — 5.5% 2031 (0.8 years)	1,726,728	1,767,175
2627 CL LE — 3.0% 2017 (0.9 years)	353,916	359,910
R010 CL AB — 5.5% 2019 (1.0 years)	1,534,628	1,578,187
R011 CL AB — 5.5% 2020 (1.1 years)	644,520	666,199
3566 CL DB — 4.0% 2022 (1.3 years)	3,622,021	3,758,452
2937 CL HJ — 5.0% 2019 (1.3 years)	1,709,817	1,796,976
3562 CL KA — 4.0% 2022 (1.4 years)	5,276,918	5,449,021
3229 CL HB — 5.0% 2025 (1.4 years)	1,183,532	1,237,328
3556 CL MA — 5.0% 2037 (1.5 years)	1,694,048	1,771,401
3170 CL EA — 4.5% 2020 (1.6 years)	1,975,527	2,069,546
2574 CL JM — 5.0% 2022 (1.6 years)	792,360	832,991
3544 CL KA — 4.5% 2023 (1.7 years)	4,013,805	4,189,979
2778 CL JD — 5.0% 2032 (1.8 years)	5,763,691	6,031,762
2760 CL PD — 5.0% 2032 (1.9 years)	10,123,927	10,620,838
2934 CL KE — 5.0% 2033 (2.1 years)	9,988,000	10,533,103
3815 CL AD — 4.0% 2025 (2.2 years)	5,160,443	5,421,915
3844 CL AG — 4.0% 2025 (2.2 years)	13,222,118	13,893,439
2864 CL PE — 5.0% 2033 (2.2 years)	34,797,000	36,872,011
2937 CL JG — 5.0% 2033 (2.2 years)	11,106,000	11,760,603
2780 CL TE — 5.0% 2033 (2.3 years)	10,178,000	10,815,520
3003 CL LD — 5.0% 2034 (2.9 years)	18,828,882	20,263,468
3840 CL KA — 5.0% 2029 (3.1 years)	5,020,585	5,416,281
2952 CL PA — 5.0% 2035 (3.6 years)	4,828,431	5,348,449
3842 CL PH — 4.0% 2041 (4.2 years)	8,219,388	8,784,903
		177,876,642
Pass-Through Securities — 4.0%
EO1386 — 5.0% 2018 (2.0 years)	146,226	156,470
G13300 — 4.5% 2023 (2.5 years)	1,580,744	1,677,782
G18190 — 5.5% 2022 (2.6 years)	208,328	225,567
G18296 — 4.5% 2024 (2.6 years)	3,598,079	3,816,147
G18306 — 4.5% 2024 (2.6 years)	7,102,563	7,533,026
G13517 — 4.0% 2024 (2.6 years)	5,940,841	6,238,648
G18308 — 4.0% 2024 (2.7 years)	7,745,732	8,134,016
J13949 — 3.5% 2025 (3.0 years)	13,805,793	14,575,137
E02804 — 3.0% 2025 (3.6 years)	13,395,683	13,846,803
		56,203,596
		234,080,238

	Principal
	amount	Value
Federal National Mortgage Association — 17.2%
Collateralized Mortgage Obligations — 7.9%
2005-59 CL PB — 5.5% 2028 (0.2 years)	461,034	462,268
2005-9 CL A — 5.0% 2031 (0.4 years)	592,126	597,469
2003-27 CL DW — 4.5% 2017 (0.5 years)	407,233	412,548
2006-9 CL GA — 5.5% 2033 (0.5 years)	1,361,254	1,379,674
2003-92 CL PD — 4.5% 2017 (0.5 years)	830,226	842,421
2006-78 CL AV — 6.5% 2017 (0.6 years)	1,373,634	1,403,254
2006-22 CL DA — 5.5% 2033 (0.6 years)	452,902	459,717
2009-27 CL JA — 5.0% 2036 (0.6 years)	631,099	641,257
2010-10 CL AD — 4.5% 2036 (0.7 years)	7,775,853	7,896,851
2005-91 CL DA — 4.5% 2020 (0.8 years)	9,728,742	9,986,287
2010-61 CL EB — 4.5% 2037 (0.9 years)	6,466,849	6,651,574
2007-32 CL BA — 5.5% 2034 (0.9 years)	2,526,612	2,595,298
2004-40 CL BA — 4.5% 2018 (0.9 years)	1,238,045	1,272,314
2006-21 CL CA — 5.5% 2029 (1.0 years)	897,640	923,897
2008-54 CL EC — 5.0% 2035 (1.0 years)	2,459,593	2,522,986
2003-43 CL EX — 4.5% 2017 (1.0 years)	228,792	235,692
2003-86 CL KT — 4.5% 2018 (1.1 years)	941,428	976,285
2003-39 CL LC — 5.0% 2022 (1.2 years)	290,261	300,690
2003-37 CL QD — 5.0% 2032 (1.3 years)	1,173,826	1,215,208
2005-9 CL AC — 5.0% 2033 (1.3 years)	7,838,406	8,113,651
2005-1 CL KA — 5.0% 2033 (1.3 years)	5,883,240	6,093,998
2010-9 CL CA — 5.0% 2037 (1.4 years)	8,427,509	8,821,508
2009-52 CL DC — 4.5% 2023 (1.5 years)	999,214	1,036,996
2004-78 CL AB — 5.0% 2032 (1.6 years)	8,215,797	8,603,164
2009-44 CL A — 4.5% 2023 (1.8 years)	1,576,934	1,659,063
2011-19 CL KA — 4.0% 2025 (2.0 years)	13,283,814	13,917,534
2003-9 CL DB — 5.0% 2018 (2.0 years)	878,018	941,197
2007-42 CL YA — 5.5% 2036 (2.2 years)	1,887,202	2,008,765
2010-145 CL PA — 4.0% 2024 (2.6 years)	9,384,228	9,936,557
2010-54 CL WA — 3.75% 2025 (2.6 years)	9,936,276	10,433,123
		112,341,246
Pass-Through Securities — 9.3%
254863 — 4.0% 2013 (0.7 years)	74,343	78,349
255291 — 4.5% 2014 (1.1 years)	155,338	165,699
256982 — 6.0% 2017 (2.1 years)	416,869	453,300
251787 — 6.5% 2018 (2.1 years)	15,862	17,662
254907 — 5.0% 2018 (2.1 years)	502,905	543,262
357414 — 4.0% 2018 (2.1 years)	1,823,524	1,940,294
357985 — 4.5% 2020 (2.4 years)	553,186	591,807
AD0629 — 5.0% 2024 (2.4 years)	4,235,870	4,574,467
995960 — 5.0% 2023 (2.5 years)	3,964,654	4,272,899
995693 — 4.5% 2024 (2.5 years)	6,772,995	7,228,927
888595 — 5.0% 2022 (2.5 years)	1,091,485	1,178,734
931739 — 4.0% 2024 (2.6 years)	2,269,660	2,395,138
AE0031 — 5.0% 2025 (2.6 years)	6,119,752	6,587,902
995692 — 4.5% 2024 (2.6 years)	6,447,469	6,881,488
930667 — 4.5% 2024 (2.6 years)	5,401,704	5,761,950
995755 — 4.5% 2024 (2.6 years)	11,094,935	11,834,870
MA0043 — 4.0% 2024 (2.7 years)	4,554,655	4,806,459
890112 — 4.0% 2024 (2.7 years)	5,443,113	5,744,035
AA4315 — 4.0% 2024 (2.7 years)	8,430,731	8,896,823
AA5510 — 4.0% 2024 (2.7 years)	3,409,757	3,598,265
AD7073 — 4.0% 2025 (2.7 years)	7,309,466	7,713,569
AL0471 — 5.5% 2025 (2.9 years)	21,551,890	23,434,769
888439 — 5.5% 2022 (3.0 years)	933,387	1,014,124
725232 — 5.0% 2034 (3.3 years)	1,846,466	1,997,133
AB1769 — 3.0% 2025 (3.6 years)	10,343,351	10,719,152
AB2251 — 3.0% 2026 (3.8 years)	9,250,767	9,592,654
		132,023,731
		244,364,977

40 Weitz Funds

	Principal amount	Value
Non-Government Agency — 1.3%
Collateralized Mortgage Obligations — 1.3%
CDMC 2003-7P CL A4 — 3.36089% 2017
(Adjustable Rate) (0.4 years)(d)	212,070	$211,931
SEMT 2010-H1 CL A1 — 3.75% 2040
(1.1 years)	9,580,149	9,764,519
WAMU 2003-S7 CL A1 — 4.5% 2018
(1.2 years)	306,995	314,991
Chase 2004-S1 CL A6 — 4.5% 2019
(2.0 years)	152,133	144,156
SEMT 2011-1 CL A1 — 4.125% 2041
(3.0 years)	7,996,976	7,993,905
		18,429,502
Total Mortgage-Backed Securities
(Cost $486,672,334)		496,874,717

ASSET-BACKED SECURITIES — 0.3%
Cabela’s Master Credit Card Trust 2011-2A CL A2
0.8783% 2019 Floating Rate Security
(4.4 years)(d)	4,500,000	4,533,288
(Cost $4,500,000)

TAXABLE MUNICIPAL BONDS — 1.3%
Fond Du Lac Cnty, Wisconsin
3.0% 9/01/12	2,900,000	2,911,977
University of California 4.85% 5/15/13	990,000	1,047,777
North Texas Tollway Authority Revenue
2.441% 9/01/13	4,000,000	4,104,360
Nebraska Public Power District
5.14% 1/01/14	1,000,000	1,080,090
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,517,879
6.0% 9/01/15	1,220,000	1,379,649
Menomonee Falls, Wisconsin
4.25% 11/01/14	2,000,000	2,098,160
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	920,314
4.788% 6/01/18	1,000,000	1,138,440
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,417,076
Total Taxable Municipal Bonds
(Cost $17,618,830)		18,615,722

U.S.TREASURY AND GOVERNMENT AGENCY — 9.4%	Principal amount or shares	Value
U.S. Treasury — 2.5%
U.S. Treasury Note
1.375% 4/15/12	15,000,000	$15,059,190
1.0% 4/30/12	20,000,000	20,065,620
		35,124,810
Government Agency — 6.9%
Fannie Mae
1.5% 6/18/14(e)	23,000,000	23,102,396
2.815% 2/24/15	32,500,000	32,607,315
2.0% 3/30/16(e)	20,000,000	20,182,820
Freddie Mac
3.44% 3/02/16	22,000,000	22,121,088
		98,013,619
Total U.S. Treasury and Government Agency
(Cost $133,040,219)		133,138,429

COMMON STOCKS — 1.4%
Redwood Trust, Inc.	1,867,409	19,010,224
Newcastle Investment Corp.	200,000	930,000
Total Common Stocks
(Cost $26,995,839)		19,940,224

SHORT-TERM SECURITIES — 13.4%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	91,079,945	91,079,945
U.S. Treasury Bills, 0.02%,
5/17/12 to 5/24/12(b)	$100,000,000	99,987,000
Total Short-Term Securities
(Cost $191,072,084)		191,066,945
Total Investments in Securities
(Cost $1,390,122,689)		1,411,987,906
Other Assets Less Other Liabilities — 0.7%		9,397,269
Net Assets — 100.0%		$1,421,385,175
Net Asset Value Per Share - Institutional Class		$12.37
Net Asset Value Per Share - Investor Class		$12.36

(a)	Rate presented represents the annualized 7-day yield at December 31, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at December 31, 2011.

weitzfunds.com 41

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Nebraska Tax-Free Income Fund returned +5.9% for the 12 months ended December 31, compared to a +6.9% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the fourth calendar quarter, the Nebraska Tax-Free Income Fund returned +1.4% compared to a +1.5% return for the Barclays Capital 5-Year Municipal Bond Index.

Overview
Municipal bonds continued to generate strong results in the fourth quarter, capping a year in which they were among the best performing asset classes in the world. Some of the overriding positives that contributed to the municipal bond market’s good performance in the quarter and year included: the sharp decline in Treasury yields; the expectation that short-term yields would stay near zero for an extended period of time; a lower supply of new issue municipal bonds in the marketplace coupled with a large quantity of older bonds maturing or being called/retired; and, arguably most importantly, the unwinding of a fear-induced feedback loop caused by dire predictions a year ago of “hundreds of billions of dollars’ worth of defaults” that didn’t come to fruition. The culmination of these factors led to rising bond prices (yields declined) across all maturities, with longer-term bonds experiencing the largest price increases.

All of our Fund’s investments added to results during the quarter. Investment activity was modest as we identified fewer qualifying opportunities. The average duration of our Fund declined to 3.0 from 3.1 years in the previous quarter and the average maturity declined to 6.0 from 6.5 years.

Fund Review and Outlook
While the vast majority of our Fund investments are Nebraska-based, we select investments from a universe of over 55,000 issuers in the nearly $3 trillion municipal bond market. Our holdings are varied and diverse and include, for example, airport revenue bonds from Hawaii to Orlando; higher education bonds from the University of Nebraska to Hastings College to Wesleyan University; electric utility bonds from Omaha and Nebraska Public Power Districts; and general obligation bonds from Omaha, Nebraska to Milwaukee County, Wisconsin to Chesterfield County, Virginia. While our investments are wide-ranging, our analysis is the same. We strive to only own those investments we believe compensate us for the credit risk we assume. We monitor the financial progress of our investments periodically. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represent attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.

Given today’s ultra low interest rate environment, we once again encourage fixed-income inder&vestors to temper future return expectations. While the prospects for inflation, the bond investor’s boogeyman, appear to have modestly declined as 2011 progressed, we remain wary of the potential longer-term inflationary implications of governmental response (e.g. quantitative easing and deficit spending) to stimulate the domestic economy. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned with cash and other short-term securities to take advantage of any market weakness.

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception
Nebraska
Tax-Free
Income Fund	5.9%	5.1%	4.0%	4.1%	4.4%	4.8%	5.1%	5.4%
Barclays Capital
5-Year Municipal
Bond Index	6.9	5.9	5.7	4.9	5.0	5.3	—	—

See page 4 for additional performance disclosures.

42 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Sector Breakdown
Power	21.7%
Higher Education	19.6
Hospital	9.7
Water/Sewer	9.6
General	6.3
Lease	5.3
Airport/Transportation	3.6
Housing	1.5
Highway	1.1
Total Revenue	78.4
School District	5.8
City/Subdivision	5.6
County	2.9
State/Commonwealth	1.6
Total General Obligation	15.9
Escrow/Pre-Refunded	4.1
Short-Term Securities/Other	1.6
Net Assets	100.0%

State Breakdown
Nebraska	82.6%
Commonwealth of Puerto Rico	2.8
Illinois	2.5
Florida	2.5
Wisconsin	1.7
Ohio	1.2
Virginia	1.2
Arizona	1.1
Hawaii	1.1
North Dakota	1.0
Iowa	0.7
Minnesota	0.0
Short-Term Securities/Other	1.6
Net Assets	100.0%

Financial Attributes
Average Maturity	6.0 years
Average Duration	3.0 years
Average Coupon	4.1%
30-Day SEC Yield at 12-31-11	1.6%
Municipals exempt from federal and
Nebraska income taxes	Approx. 85%
Municipals subject to alternative
minimum tax	Approx. 4%

weitzfunds.com 43

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2011 • (UNAUDITED)

MUNICIPAL BONDS — 98.4%	Principal amount	Value
Arizona — 1.1%
Mesa, Highway Project Advancement Notes, Revenue, Series 2009
3.5%, 7/01/15	$1,000,000	$1,038,650
Florida — 2.5%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,169,180
Miami, Dade County, Aviation Revenue, Series 2010A
4.25%, 10/01/18	1,000,000	1,106,250
		2,275,430
Hawaii — 1.1%
State of Hawaii, Airports System Revenue, Refunding, Series 2010B, AMT
3.0%, 7/01/12	1,000,000	1,013,250
Illinois — 2.5%
Elgin, General Obligation, Refunding, Series 2003
5.125%, 12/15/14	1,020,000	1,082,373
Illinois Finance Authority, Revenue, Series 2009A,
Northwestern Memorial Hospital
5.0%, 8/15/17	245,000	285,317
Illinois Health Facility Authority, Revenue, Series A, Evangelical
Hospital Corp., Escrowed to Maturity
6.75%, 4/15/12	40,000	40,756
Springfield, Water Revenue, Series 2004
5.25%, 3/01/19	800,000	874,136
		2,282,582
Iowa — 0.7%
Cedar Rapids Community School District, Infrastructure Sales,
Services and Use Tax Revenue, Series 2011
4.0%, 7/01/20	600,000	628,518
Minnesota — 0.0%
Minnesota State Housing Financial Agency, Single Family
Mortgage, Series D
6.0%, 1/01/16	10,000	10,029
Nebraska — 82.6%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	269,712
4.4%, 12/15/17	250,000	273,548
5.3%, 12/15/18	700,000	701,141
Bellevue, Development Revenue, Bellevue University Project
Series 2010A, 2.75%, 12/01/15	1,000,000	1,039,820
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series B, 4.65%, 6/15/12	500,000	501,405
Cornhusker Public Power District, Electric Revenue,
Refunding, Series 2010
0.75%, 7/01/12	660,000	660,825
2.4%, 7/01/17	400,000	415,712
Dawson County, Lexington Public School District #001,
General Obligation, Refunding
1.75%, 12/15/12	355,000	358,142
2.15%, 12/15/13	490,000	501,412
Dawson Public Power District, Electric Revenue, Series 2010B
2.25%, 12/15/17	125,000	129,298
2.75%, 12/15/19	100,000	104,069
Douglas County, Educational Facility Revenue,
Creighton University Project,
Refunding, Series 2010A
5.0%, 7/01/16	430,000	481,149
5.6%, 7/01/25	400,000	453,452
Series 2005A, FGIC Insured, 3.5%, 9/01/12	255,000	259,649

	Principal amount	Value
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	250,000	$248,465
Quality Living Inc. Project
4.7%, 10/01/17	255,000	236,237
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008
4.75%, 9/01/28	500,000	528,935
Nebraska Medical Center Project, Series 2003
5.0%, 11/15/14	380,000	418,186
5.0%, 11/15/15	295,000	330,267
Refunding, Children’s Hospital Obligated Group, Series 2008B
4.5%, 8/15/15	230,000	247,025
5.25%, 8/15/20	1,000,000	1,101,210
5.5%, 8/15/21	1,430,000	1,578,734
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
5.5%, 11/01/18	485,000	524,348
Douglas County, Elkhorn Public School District #10, Series 2010B
3.0%, 6/15/16	525,000	555,482
Douglas County, Millard Public School District #17, Refunding
FSA Insured, 4.0%, 11/15/13	500,000	515,840
4.0%, 6/15/17	750,000	797,775
Douglas County, Zoo Facility Revenue, Refunding,
Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	637,098
4.75%, 9/01/17	200,000	216,454
Grand Island, Electric Revenue, MBIA Insured
5.0%, 8/15/14	500,000	501,770
5.125%, 8/15/16	500,000	501,885
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured
3.3%, 4/01/13	870,000	872,166
3.45%, 4/01/14	650,000	651,599
Hastings, Electric System Revenue, Refunding, Series 2011
3.0%, 1/01/16	750,000	792,053
3.25%, 1/01/17	500,000	537,020
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	428,413
3.0%, 11/15/17	640,000	661,773
Lancaster County, Hospital Authority #1, Revenue, Refunding,
Bryan LGH Medical Center,
Series 2006, 4.0%, 6/01/19	300,000	313,527
Series 2008A, 5.0%, 6/01/16	500,000	552,490
Series 2008A, 5.0%, 6/01/17	500,000	559,265
Lincoln, Certificates of Participation
Series 2010A, 2.4%, 3/15/17	395,000	412,372
Lincoln, Electric System Revenue, Refunding
5.0%, 9/01/18	1,000,000	1,161,810
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,081,650
Lincoln, Parking Revenue, Refunding, Series 2011
3.25%, 8/15/18	440,000	487,326
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured
5.0%, 6/15/16	885,000	938,967
Lincoln, Water Revenue
5.0%, 8/15/22	800,000	813,968
Lincoln County, North Platte School District #001,
General Obligation, Refunding
2.0%, 12/15/13	770,000	788,403
Municipal Energy Agency of Nebraska, Power Supply System Revenue,
Refunding, Series A
AMBAC Insured, 5.0%, 4/01/13	380,000	384,020
BHAC Insured, 5.0%, 4/01/20	500,000	602,470

44 Weitz Funds

	Principal amount	Value
Nebraska Educational Financial Authority, Revenue, Refunding
Hastings College Project
5.05%, 12/01/23	500,000	$504,840
Nebraska Wesleyan University Project, Series 2002, Radian Insured
5.0%, 4/01/16	100,000	100,492
5.15%, 4/01/22	1,000,000	1,001,910
Nebraska Investment Finance Authority, Clean Water State
Revolving Fund, Series 2011#
0.6%, 6/15/12	1,505,000	1,505,000
Nebraska Investment Financial Authority, Revenue, Drinking Water
State Revolving Fund, Series 2010A
4.0%, 7/01/25	750,000	789,923
Nebraska Investment Financial Authority, Health Facility Revenue,
Hospital Revenue, Great Plains Regional Medical Center Project,
Radian Insured
5.0%, 11/15/14	250,000	252,905
Nebraska Investment Financial Authority, Homeownership Revenue,
2011 Series A
2.4%, 9/01/17	500,000	507,245
Nebraska Investment Financial Authority, Single Family Housing
Revenue, Series C, AMT
4.05%, 3/01/12	235,000	235,921
4.05%, 9/01/12	285,000	289,024
4.125%, 3/01/13	305,000	311,234
Nebraska Public Power District, Revenue
2003 Series A, 5.0%, 1/01/20	230,000	242,130
2005 Series A, 5.0%, 1/01/18	200,000	220,478
2005 Series B-2, 5.0%, 1/01/16	1,000,000	1,113,940
2007 Series B, 5.0%, 1/01/15	885,000	990,581
2007 Series B, 5.0%, 1/01/21	1,000,000	1,146,040
2008 Series B, 5.0%, 1/01/18	800,000	960,160
2010 Series C, 4.25%, 1/01/17	500,000	568,100
2011 Series A, 4.0%, 1/01/15	250,000	272,675
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue,
MBIA Insured
4.25%, 7/15/15	405,000	445,747
5.0%, 7/15/16	200,000	231,030
4.0%, 7/15/17	200,000	220,908
Nebraska Utilities Corp., Revenue, University of Nebraska
Lincoln Project
5.25%, 1/01/19	750,000	750,105
Omaha Convention Hotel Corp., Revenue, Convention Center Hotel,
First Tier, Refunding, Series 2007, AMBAC Insured
5.0%, 2/01/20	600,000	680,784
Omaha, General Obligation, Refunding
3.75%, 6/01/14	1,000,000	1,078,690
5.25%, 10/15/19	250,000	313,065
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project
Series 2009, 5.0%, 6/01/23	770,000	901,485
Series 2010, 4.125%, 6/01/29	650,000	670,287
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17	235,000	263,827
3.95%, 10/15/18	240,000	267,554
Omaha Public Power District, Electric Revenue
Series A, Escrowed to Maturity
7.625%, 2/01/12	115,000	115,670
Series A, 4.25%, 2/01/18	1,650,000	1,736,840
Series A, 4.1%, 2/01/19	1,000,000	1,129,100
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	1,023,440
Series C, 5.5%, 2/01/14	185,000	194,128

	Principal amount	Value
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/12	520,000	$536,671
4.0%, 11/15/14	250,000	273,253
Omaha, Special Tax, Revenue, Heritage Development Project,
Series 2004, 5.0%, 10/15/17	1,090,000	1,206,183
Papillion-La Vista, Sarpy County School District #27,
General Obligation,
Refunding, Series 2009A
3.15%, 12/01/17	930,000	1,001,573
Series 2009, 5.0%, 12/01/28	500,000	546,045
Papillion, Water System Revenue, Bond Anticipation Notes
Series 2010, 1.65%, 6/15/13	1,000,000	1,000,720
Plattsmouth, General Obligation, Promissory Notes,
Series 2010, 0.9%, 9/15/12	445,000	445,102
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A
AGC-ICC AMBAC Insured, 5.0%, 1/01/19	1,260,000	1,442,977
AMBAC Insured, 5.0%, 1/01/18	750,000	862,005
AMBAC Insured, 5.0%, 1/01/26	800,000	856,912
Sarpy County, Recovery Zone Facility Certificates of Participation,
Series 2010
2.35%, 12/15/18	155,000	163,337
2.6%, 12/15/19	135,000	142,964
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured
4.625%, 9/15/21	1,000,000	1,099,980
State of Nebraska, Certificates of Participation
Series 2009B, 2.1%, 8/01/13	590,000	595,316
Series 2009C, 2.0%, 11/01/13	700,000	700,847
Series 2010B, 1.2%, 9/15/14	1,230,000	1,243,320
Series 2011A, 1.0%, 4/15/13	310,000	311,876
Series 2012A, 0.6%, 12/15/13	755,000	755,060
University of Nebraska, Facilities Corp.,
Deferred Maintenance Revenue
Series 2006, 5.0%, 7/15/18	830,000	957,745
Financing Agreement Revenue, UNMC Eye Institute, Series 2011
2.0%, 3/01/15	525,000	545,365
Lease Rental Revenue
NCTA Education Center/Student Housing Project,
Series 2011, 3.75%, 6/15/19	285,000	322,751
UNMC OPPD Exchange Project,
Series 2010, 2.75%, 2/15/16	1,185,000	1,272,228
UNMC Research Center Project,
Series 2002, 5.0%, 2/15/15	500,000	502,780
University of Nebraska, University Revenue,
Kearney Student Fees and Facilities, Series 2006
4.75%, 7/01/25	330,000	367,841
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	2,160,000	2,339,107
Lincoln Parking Project, Refunding, Series 2005
4.0%, 6/01/17	1,070,000	1,173,052
4.5%, 6/01/20	500,000	545,405
Lincoln Student Fees and Facilities
4.6%, 7/01/17	570,000	589,813
5.0%, 7/01/23	1,000,000	1,070,280
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	449,885
5.0%, 5/15/33	700,000	746,312
Omaha Student Facilities Project
4.5%, 5/15/16	565,000	652,191
5.0%, 5/15/27	800,000	894,112

weitzfunds.com 45

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED) • (UNAUDITED)

	Principal amount	Value
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2%, 9/01/16	330,000	$342,850
3.4%, 9/01/17	415,000	431,629
York County, Hospital Authority #1, Revenue, Refunding,
Hearthstone Project
2.2%, 6/01/12	200,000	200,864
2.7%, 6/01/13	150,000	152,310
York County, York Public School District #12, Refunding, Series 2010
0.75%, 12/15/12	220,000	220,163
		75,124,419
North Dakota — 1.0%
Grand Forks, Sales Tax Revenue, Refunding, Series 2005A
5.0%, 12/15/21	795,000	887,737
Ohio — 1.2%
Akron, General Obligation, Series 2003
5.0%, 12/01/17	1,030,000	1,120,650
Puerto Rico — 2.8%
Commonwealth, General Obligation, Refunding,
Series A, Assured Guaranty Insured
5.0%, 7/01/15	845,000	927,971
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	1,079,510
Municipal Finance Agency, General Obligation, 2002 Series A,
FSA Insured, 5.25%, 8/01/16	500,000	507,915
		2,515,396

	Principal amount or shares	Value
Virginia — 1.2%
Chesterfield County, General Obligation, Refunding, Series 2005B
5.0%, 1/01/17	975,000	$1,094,096
Wisconsin — 1.7%
Milwaukee County, General Obligation, Refunding, Series 2005A
5.0%, 12/01/20	1,405,000	1,552,876
Total Municipal Bonds
(Cost $85,349,014)		89,543,633

SHORT-TERM SECURITIES — 1.4%
Wells Fargo National Advantage Tax-Free Money Market Fund -
Institutional Class 0.01%(a)
(Cost $1,250,653)	1,250,653	1,250,653
Total Investments in Securities
(Cost $86,599,667)		90,794,286
Other Assets Less Other Liabilities — 0.2%		145,734
Net Assets — 100.0%		$90,940,020
Net Asset Value Per Share		$10.45

#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2011.

46 Weitz Funds

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Government Money Market Fund ended the fourth calendar quarter with a 7-day effective and current yield of 0.01%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Our Fund’s 7-day effective yield remains stuck near zero. The Federal Open Market Committee (FOMC) of the Federal Reserve, and principal rate-setter for the investment universe for our Fund, met twice in the fourth quarter. At both meetings the FOMC cited strains in global financial markets, elevated unemployment rate, low rates of resource utilization and moderating inflation as principal reasons for keeping the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at “exceptionally low levels” of zero to 0.25% “at least through mid-2013.”

As we have mentioned in previous letters, the Fed Funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days. As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of December 31, 63.3% of our portfolio was invested in U.S. Treasury bills, the balance in high quality Wells Fargo government money market funds. The average life of our portfolio at December 31 was approximately 58 days.

While it’s reasonable to believe the path of short-term interest rates is inevitably higher, the timing of this event keeps getting pushed further out in time. When the Fed changes from its current course and begins to raise short-term rates our Fund’s yield will quickly benefit as we frequently reinvest maturing securities. Infinitesimal income returns for short-term investors and savers of all types, from CDs to bank savings accounts to money market mutual funds like ours, are likely to persist for at least another year. In the meantime, we will maintain our focus on high credit quality, preservation of capital and maintaining liquidity for our investors.

weitzfunds.com 47

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2011 • (UNAUDITED)

U.S. TREASURY — 63.3%†	Principal amount	Value
U.S. Treasury Bill
0.01% 3/08/12	$30,000,000	$29,999,717
0.02% 4/19/12	15,000,000	14,999,312
0.02% 5/17/12	5,000,000	4,999,617
Total U.S. Treasury		49,998,646

SHORT-TERM SECURITIES — 36.7%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	28,918,505	$28,918,505
Wells Fargo Advantage 100% Treasury Money Market Fund -
Service Class 0.01%(a)	52,556	52,556
Total Short-Term Securities		28,971,061
Total Investments in Securities
(Cost $78,969,707)		78,969,707
Other Liabilities in Excess of Other Assets — 0.0%		(1,220)
Net Assets — 100.0%		$78,968,487
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at December 31, 2011.

48 Weitz Funds

INDEX DESCRIPTIONS

Russell 1000	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Value	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.

Russell 3000 Value
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 Index.

Russell 2500 Value
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended	The Blended Index is a blend of 60% S&P 500 and 40% Barclays Capital Intermediate U.S. Government/Credit Index.

Barclays Capital Intermediate U.S. Government/Credit
The Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC) is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

Barclays Capital 5-Year Municipal Bond	The Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.

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50 Weitz Funds

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	John R. Detisch, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Justin B. Wender	Weitz Securities, Inc.

Investment Adviser	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company	Wallace R. Weitz & Company
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745	Sub-Transfer Agent
Boston Financial Data Services, Inc.

Custodian	NASDAQ symbols:
Wells Fargo Bank Minnesota,	Value Fund - WVALX
National Association	Partners Value Fund - WPVLX
Partners III Opportunity Fund
Institutional Class - WPOPX
Investor Class - WPOIX
Research Fund - WRESX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Short-Intermediate Income Fund
Institutional Class - WEFIX
Investor Class - WSHNX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically. Visit us online at www.weitzfunds.com. Simply log in to Account Access and click the “Electronic Delivery” button.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

1/31/12

weitzfunds.com 51

Quarterly Report December 31, 2011

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